                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY



================================================================================


                  SECURITIES PURCHASE AND CONVERSION AGREEMENT


                          Dated as of October 7, 1997


                                  By and Among


                              PHILIPS MEDIA B.V.,

                          PHILIPS MEDIA NETWORKS B.V.,

                      UNITED INTERNATIONAL HOLDINGS, INC.,

                              JOINT VENTURE, INC.

                                      and

                     UNITED AND PHILIPS COMMUNICATIONS B.V.


================================================================================

                               TABLE OF CONTENTS
                               -----------------



                                                                   Page
                                                                   ----

ARTICLE I  DEFINITIONS..............................................  2

    (S)1.   Definitions.............................................  2

ARTICLE II  SALE, PURCHASE AND CONVERSION OF SECURITIES.............  8

    (S)2.1  Purchase of Securities..................................  8
    (S)2.2  Conversion of Securities................................  9
    (S)2.3  Actions at Closing...................................... 10
    (S)2.4  Coordination with Article IIA........................... 10

ARTICLE IIA  CASH ALTERNATIVE TRANSACTION; SALE AND PURCHASE
              OF SECURITIES........................................  10

    (S)2A.1  Cash Alternative......................................  10
    (S)2A.2  Purchase, Sale and Conversion of JVI Notes............  10
    (S)2A.3  Purchase of UIHI Shares...............................  11
    (S)2A.4  Redemption of Remaining PIK Notes.....................  11
    (S)2A.5  UPC Shares............................................  12
    (S)2A.6  Actions at Closing; Closing Date......................  12
    (S)2A.7  Coordination with Article II..........................  12

ARTICLE III  REPRESENTATIONS OF THE SELLERS........................  13

    (S)3.   Representations of the Sellers.........................  13
    (S)3.1  Ownership of Securities; Foundation Rights.............  13
    (S)3.2  Organization, Authorization and Validity of Agreement..  14
    (S)3.3  No Violations; Consents and Approvals..................  14
    (S)3.4  Broker's or Finder's Fee...............................  14
    (S)3.5  Investment Company Act.................................  14

                                      (i)

                                                                            Page
                                                                            ----
ARTICLE IV  REPRESENTATIONS OF THE UIHI PARTIES.............................  15

    (S)4.   Representations of the UIHI Parties.............................  15
    (S)4.1  Organization, Authorization and Validity of Agreement...........  15
    (S)4.2  No Violations; Consents and Approvals...........................  15
    (S)4.3  Broker's or Finder's Fee........................................  15

ARTICLE V  REPRESENTATIONS OF UPC...........................................  16

    (S)5.   Representations of UPC..........................................  16
    (S)5.1  Authority and Validity of Agreement.............................  16
    (S)5.2  No Violations; Consents and Approvals...........................  16
    (S)5.3  Capitalization..................................................  16
    (S)5.4  Securities......................................................  17
    (S)5.5  No Registration.................................................  17
    (S)5.6  Investment Company Act..........................................  17
    (S)5.7  Broker's or Finder's Fee........................................  17

ARTICLE VI  COVENANTS.......................................................  18

    (S)6.1  Reasonable Best Efforts; Voting of UPC Ordinary Shares..........  18
    (S)6.2  Notices of Certain Events.......................................  18
    (S)6.3  Amendment of UPC Governance Documents...........................  19
    (S)6.4  Post-Closing Access and Cooperation.............................  20
    (S)6.5  Philips Name and Mark...........................................  21
    (S)6.6  Certain Resignations............................................  21
    (S)6.7  Transfer of Preference Shares...................................  22

ARTICLE VII  CONDITIONS TO THE OBLIGATIONS OF THE SELLERS, UPC
          AND THE UIHI PARTIES..............................................  22

    (S)7.1  Conditions to the Obligations of the Sellers....................  22
    (S)7.2  Conditions to the Obligations of UPC............................  24
    (S)7.3  Conditions to the Obligations of the UIHI Parties...............  25

ARTICLE VIII  DISPOSITION OF PREFERENCE SHARES; FINANCING...................  26

    (S)8.1  Disposition of Preference Shares................................  26
    (S)8.2  Private Placement...............................................  26
    (S)8.3  Private Placement Expenses......................................  27
    (S)8.4  Indemnification by UPC..........................................  28
    (S)8.5  Alternate Transactions..........................................  31

                                     (ii)

                                                                            Page
                                                                            ----

    (S)8.6  Strategic Plan..................................................  31
    (S)8.7  Sale of UPC.....................................................  33
    (S)8.8  Restoration of Foundation Rights. ..............................  33
    (S)8.9  Financing.......................................................  33

ARTICLE IX  VIENNA GUARANTY.................................................  34

    (S)9.1  Vienna Guaranty.................................................  34
    (S)9.2  Indemnification.................................................  35

ARTICLE X  GOVERNANCE OF UPC................................................  37

    (S)10.1  Interim Governance of UPC......................................  37
    (S)10.2  Post-Closing Governance........................................  37
    (S)10.3  Meetings; Committees...........................................  39
    (S)10.4  Approval of Certain Actions....................................  39
    (S)10.5  Actions with Respect to the Vienna Agreements..................  41
    (S)10.6  Effectiveness of Article X.....................................  43

ARTICLE XI  TERMINATION; EFFECT OF TERMINATION..............................  44

    (S)11.1  Events of Termination..........................................  44
    (S)11.2  Effect of Termination..........................................  44
    (S)11.3  Actions upon Termination.......................................  44

ARTICLE XII  MISCELLANEOUS..................................................  45

    (S)12.1  Survival of Representations and Warranties.....................  45
    (S)12.2  Applicable Law; Submission to Jurisdiction.....................  45
    (S)12.3  Confidentiality................................................  45
    (S)12.4  Effect on Shareholder's Agreement..............................  46
    (S)12.5  Election.......................................................  47
    (S)12.6  Headings.......................................................  47
    (S)12.7  Binding Effect; Benefit; Assignment............................  47
    (S)12.8  Counterparts...................................................  48
    (S)12.9  Entire Agreement...............................................  48
    (S)12.10 Waiver; Amendments.............................................  48
    (S)12.11 Severability...................................................  48
    (S)12.12 Fees and Expenses..............................................  48
    (S)12.13 Notices........................................................  49
    (S)12.14 Currency.......................................................  50

                                     (iii)

SCHEDULES
---------

Schedule 3.3   -   Consents and Approvals
Schedule 4.2   -   Consents and Approvals
Schedule 5.2   -   Consents and Approvals

EXHIBITS
--------

Exhibit A      -   Stock Appreciation Right Agreement
Exhibit B      -   Registration Rights Agreement
Exhibit C      -   Pricing Assumptions and Offsets
Exhibit D      -   Increasing Rate Preference Shares Term Sheet

                                     (iv)

                  SECURITIES PURCHASE AND CONVERSION AGREEMENT
                  --------------------------------------------


     SECURITIES PURCHASE AND CONVERSION AGREEMENT dated as of October 7, 1997 by and among PHILIPS MEDIA B.V., a private company with limited liability (besloten venootschap) organized under the laws of The Netherlands ("PHILIPS MEDIA"), PHILIPS MEDIA NETWORKS B.V., a private company with limited liability (besloten venootschap) organized under the laws of The Netherlands and a wholly-owned subsidiary of Philips Media ("PHILIPS NETWORKS", and together with Philips Media, the "SELLERS"), UNITED INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("UIHI"), JOINT VENTURE, INC., a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of UIHI ("JVI", and together with UIHI, the "UIHI PARTIES"), and UNITED AND PHILIPS COMMUNICATIONS B.V., a private company with limited liability (besloten venootschap) organized under the laws of The Netherlands ("UPC").


                             W I T N E S S E T H :
                             -------------------


     WHEREAS, Philips Networks owns 25,000,000 ordinary shares (the "UPC SHARES") of the common stock, par value NLG 1 per share, of UPC ("UPC ORDINARY SHARES") and JVI owns 25,000,000 UPC Ordinary Shares, which shares collectively represent approximately 92.6% of the issued and outstanding capital shares of UPC; and

     WHEREAS, Philips Media owns $61,837,468.24 in aggregate principal amount of 9.96% Series A Convertible Notes due 2005 of UPC, as of January 1, 1997, and $92,849,008.34 in aggregate principal amount of 10.03% Series B Convertible Notes due 2005 of UPC, as of January 1, 1997, (collectively the "PIK NOTES"); and

     WHEREAS, Philips Networks owns 3,169,151 shares of the Class A Common Stock, par value $.01 per share, of UIHI (the "UIHI SHARES" and collectively with the UPC Shares and the PIK Notes, the "SECURITIES");

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, UPC desires to purchase from the Sellers, and the Sellers desire to sell or otherwise transfer to UPC, the PIK Notes and the UIHI Shares; and

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, UPC and the Sellers desire to convert the UPC Shares into the Initial Preference Shares and for UPC to pay to the Sellers, in partial consideration therefor, the Conversion Fee and to issue to the Sellers the SAR (as such terms are hereinafter defined).

     NOW, THEREFORE, IT IS AGREED:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

      (S)1.   Definitions.  When used in this Agreement, the following terms
              -----------
shall have the respective meanings specified below:

     "Additional Preference Shares" shall mean any Preference Shares issued to
      ----------------------------
Philips Media in settlement of the SAR.

     "Affiliate" shall mean and include, with reference to any Person, any other
      ---------
Person Controlling, Controlled by or under common Control with such Person.

     "Agreement" and "this Agreement" shall mean this Securities Purchase and
      ---------       --------------
Conversion Agreement, together with each of the exhibits and schedules attached hereto as amended, supplemented or modified from time to time.

     "Alternate Consideration Event" shall have the meaning specified in Section
      -----------------------------
8.5 hereof.

     "Appraisal Date" shall mean the date of the delivery of a notice of
      --------------
redemption, in accordance with Section 8.6 hereof, of the UPC Ordinary Shares issued upon the conversion of the Increasing Rate Preference Shares into UPC Ordinary Shares.

     "Austrian Subsidiaries" shall mean CNA, Telekabel Wien GmbH and Telekabel
      ---------------------
Fernsehnetz Wiener Neustadt/Neunkirchen Betriebsgesellschaft mbh.

     "Business Day" shall mean any day, excluding Saturday, Sunday or any day
      ------------
which shall be a legal holiday in the States of New York or Colorado, in The Netherlands or in England.

     "Closing" shall mean the consummation of the transactions contemplated by
      -------
this Agreement in accordance with the terms hereof and shall take place at the offices of White & Case, 1155 Avenue of the Americas, New York, New York, at 10:00 A.M. local time on a Business Day occurring not more than five Business Days after the satisfaction or waiver of all the conditions set forth in Article VII hereof or such other place or time as the Parties hereto may agree (the date of the Closing being referred to as the "Closing Date").

     "CNA" shall have the meaning specified in Section 9.1 hereof.
      ---

     "Control" shall mean the power to vote more than 50% of the Voting
      -------
Securities of an Entity or otherwise control the management and affairs of such Entity (including by way of the power to veto any material act or decision).

     "Control Person"  shall have the meaning specified in Section 8.4(a)
      --------------
hereof.

     "Conversion Date" shall have the meaning specified in Section 10.1(b)
      ---------------
hereof.

     "Conversion Fee" shall mean an amount of Dutch Guilders equal to U.S.
      --------------
$267.2 million minus (i) the aggregate principal amount of the PIK Notes on
               -----
January 1, 1997 and (ii) an amount equal to the Fair Market Value of the UIHI Shares on the Closing Date, all as converted to Dutch Guilders at the Exchange Rate.

     "Conversion Transaction" shall have the meaning specified in Section 2.2(a)
      ----------------------
hereof.

     "Converted Shares"  shall have the meaning specified in Section 2.2(a).
      ----------------

     "Damages" shall have the meaning specified in Section 8.4(a) hereof.
      -------

     "Designated Dollar Amount" shall mean an amount in U.S. Dollars equal to
      ------------------------
the difference between (i) (x) if the transactions contemplated by this Agreement are consummated on or prior to November 1, 1997, $155.0 million or (y) if the transactions contemplated by this Agreement are consummated after November 1, 1997, but on or prior to December 1, 1997, $156.0 million and (ii) the sum of (x) the aggregate principal amount of the JVI Notes purchased pursuant to Section 2A.2 hereof and (y) the aggregate principal amount of the Remaining PIK Notes purchased pursuant to Section 2A.4 hereof.

     "Designated Guilder Amount" shall mean an amount in Dutch Guilders equal to
      -------------------------
the difference between (x) U.S. $267.2 million and (y) an amount in U.S. Dollars equal to the UIHI Share Price, such amount to be converted into Dutch Guilders at the Exchange Rate.

     "DLJ" shall mean Donaldson, Lufkin & Jenrette Securities Corporation.
      ---

     "Dollar Note" shall have the meaning specified in Section 2A.5(a) hereof.
      -----------

     "Election Date" shall have the meaning specified in Section 12.5 hereof.
      -------------

     "Encumbrance" shall have the meaning specified in Section 3.1(a).
      -----------

     "Entity" shall mean any Person that is not a natural person.
      ------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Exchange Rate"  shall mean the rate of NLG 1.9009 per U.S. $1.00.
      -------------

     "Fair Market Value" shall mean (x) with respect to the UIHI Shares, the
      -----------------
amount determined by multiplying the number of shares of UIHI Class A Common Stock comprising the UIHI Shares as of the date on which such fair market value is being determined by the average of the closing prices for the Class A Common Stock of UIHI on the Nasdaq National Market ("NASDAQ") for the thirty NASDAQ trading days immediately preceding the third trading day preceding such determination date, and (y) with respect to the Preference Shares, the fair market value of such Preference Shares on a fully-distributed basis as determined by the investment advisors of UIHI and Philips Media and (z) with respect to the UPC Ordinary Shares, the amount determined as of the Appraisal Date pursuant to the Valuation Procedure set forth in Section 8.6 hereof.

     "Finance Documents" shall have the meaning specified in Section 10.4
      -----------------
hereof.

     "Finance Party"  shall mean any Person, other than UPC or its Subsidiaries,
      -------------
which is a party to any Finance Document.

     "Financing Period" shall mean the period beginning on the date hereof and
      ----------------
ending on September 15, 1997.

     "Foundation" shall mean Stichting Administratiekantoor UPC.
      ----------

     "Foundation Rights" shall have the meaning specified in Section 3.1(d)
      -----------------
hereof.

     "Goldman, Sachs" shall mean Goldman, Sachs & Co.
      --------------

     "Governmental Authority" shall mean any nation, state or supranational body
      ----------------------
or any political subdivision thereof or any body, agency, entity or other Person thereof that exercises executive, legislative, judicial, regulatory or administrative functions.

     "Governmental Consents" shall have the meaning specified in Section 6.1
      ---------------------
hereof.

     "Guilder Note" shall have the meaning specified in Section 2A.5(a) hereof.
      ------------

     "Increasing Rate Preference Shares" shall have the meaning specified in
      ---------------------------------
Section 8.5 hereof.

     "Indemnified Party" shall have the meaning specified in Section 8.4(c)
      -----------------
hereof.

     "Indemnifying Party" shall have the meaning specified in Section 8.4(c)
      ------------------
hereof.

     "Independent Investment Banker" shall have the meaning specified in Section
      -----------------------------
8.6(d) hereof.

     "Initial Preference Shares" shall have the meaning specified in Section
      -------------------------
2.2(a) hereof.

     "Initial Purchasers" shall have the meaning specified in Section 8.2
      ------------------
hereof.

     "JVI" shall have the meaning specified in the preliminary statement hereof.
      ---

     "JVI Notes" shall have the meaning specified in Section 2A.2 hereof.
      ---------

     "KTV" shall have the meaning specified in Section 9.1 hereof.
      ---

     "Major Subsidiary" shall have the meaning specified in Section 10.4(g)
      ----------------
hereof.

     "Material Adverse Effect" shall mean, with respect to any Entity, a
      -----------------------
material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of such Entity and its Subsidiaries, taken as whole.

     "Newco" shall have the meaning specified in Section 2A.5(a) hereof.
      -----

     "Newco Stock" shall have the meaning specified in Section 2A.5(b) hereof.
      -----------

     "Option Agreement" shall mean the Option Agreement, dated as of July 13,
      ----------------
1995, by and between Philips Media and UIHI.

     "Other Expenses" shall have the meaning specified in Section 8.3 hereof.
      --------------

     "Party" shall mean any party to this Agreement, and "Parties" shall mean
      -----                                               -------
all of the Parties to this Agreement, collectively.

     "PENV" shall mean Philips Electronics N.V., a corporation organized under
      ----
the laws of The Netherlands.

     "Permitted Liens" shall mean (i) encumbrances granted in connection with
      ---------------
any indebtedness incurred by the UIHI Parties or UPC for the purpose of financing the transactions contemplated hereby or refinancing any such indebtedness (including, but not limited to, encumbrances granted in connection with the TD Facility), (ii) encumbrances in favor of UPC or its Subsidiaries,
(iii) encumbrances to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a similar nature incurred in the ordinary course of business and (iv) liens for taxes, assessments or governmental charges, claims or encumbrances otherwise created by operation of law.

     "Person" shall mean and include any individual, partnership, association,
      ------
joint stock company, joint venture, corporation, trust, limited liability company, unincorporated organization, or a government, agency or entity or any political subdivision thereof.

     "Philips" shall mean PENV, Philips Media, Philips Networks and their
      -------
respective Affiliates (other than UPC and its Controlled Affiliates).

     "Philips Media" shall have the meaning specified in the preliminary
      -------------
statement hereof.

     "Philips Media Nominee" shall have the meaning specified in Section 10.2(a)
      ---------------------
hereof.

     "Philips Networks" shall have the meaning specified in the preliminary
      ----------------
statement hereof.

     "Philips Person" shall mean Philips Networks and any Affiliate of Philips
      --------------
Networks which may acquire any Initial Preference Shares prior to the consummation of the Private Placement.

     "Philips Required Consents" shall mean (x) the Governmental Consents and
      -------------------------
Third Party Consents set forth on Schedule 3.3 attached hereto and (y) any Governmental Consent required to be obtained by any Party hereto of which the Parties hereto first become aware after the date hereof, which such Governmental Consent, if not made, obtained or provided, will have a Material Adverse Effect on Philips Media or UPC, as the case may be.

     "PIK Notes" shall have the meaning specified in the recitals hereto.
      ---------

     "Pre-Closing Period" shall have the meaning specified in Section 6.4
      ------------------
hereof.

     "Preference Shares" shall have the meaning specified in Section 2.2(a)
      -----------------
hereof.

     "Private Placement" shall have the meaning specified in Section 8.2(a)
      -----------------
hereof.

     "Purchase Agreement"  shall have the meaning specified in Section 7.1(g)
      ------------------
hereof.

     "Purchase Transaction" shall have the meaning specified in Section 2.1
      --------------------
hereof.

     "Redemption Price" shall have the meaning specified in Section 2A.4(b)
      ----------------
hereof.

     "Remaining PIK Notes" shall have the meaning specified in Section 2A.4(a)
      -------------------
hereof.

     "Required Consents" shall mean the Philips Required Consents, the UPC
      -----------------
Required Consents and the UIHI Required Consents.

     "Rule 144A Offering" shall have the meaning specified in Section 8.2(a).
      ------------------

     "SAR" shall mean a stock appreciation right in the form of Exhibit A
      ---                                                       ---------
attached hereto, which such right shall entitle Philips Networks, upon the occurrence of certain events and the exercise or deemed exercise thereof, to receive ten percent (10%) of the incremental equity value of UPC (as determined pursuant to the terms of such right) in excess of (A) if UIHI elects, pursuant to Section 12.5 of this Agreement, to comply with Article II hereof, U.S. $480.0 million or (B) if UIHI elects, pursuant to Section 12.5 of this Agreement, to comply with Article IIA hereof, an amount equal to (x) U.S. $480.0 million, minus (y) U.S. $162.5 million, plus (z) an amount in U.S. Dollars equal to the aggregate principal amount of the JVI Notes purchased pursuant to Section 2A.2 hereof.

     "Securities" shall have the meaning specified in the recitals hereto.
      ----------

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Security Documents" means any document pursuant to which any security is
      ------------------
granted in connection with or pursuant to the TD Facility.

     "Sellers" shall have the meaning specified in the preliminary statement
      -------
hereof.

     "Selling Expenses" shall have the meaning specified in Section 8.3 hereof.
      ----------------

     "Shareholders' Agreement" shall mean the Shareholders' Agreement, dated as
      -----------------------
of July 13, 1995, by and among Philips Media, Philips Network, UIHI and JVI.

     "Strategic Plan" shall have the meaning specified in Section 8.6(a) hereof.
      --------------

     "Subsidiary" shall mean, with respect to any Person, (a) any partnership of
      ----------
which such Person is a general partner or of which such Person's Subsidiary is a general partner and (b) any other Entity which, at the time as of which any determination is being made, is Controlled by such Person.

     "Tax Matter" shall have the meaning specified in Section 6.4(b) hereof.
      ----------

     "Taxes" shall mean all taxes, public fees, public assessments and public
      -----
charges, including, without limitation, all income taxes, trade taxes, value added taxes, property taxes, withholding taxes, capital taxes, transfer taxes, profit sharing taxes, stamp taxes, import duties, social security taxes and all interest and penalties relating thereto.

     "TD Facility" shall have the meaning specified in Section 8.9 hereof.
      -----------

     "TD Lenders" shall have the meaning specified in Section 8.6(d) hereof.
      ----------

     "Third Party Consents" shall have the meaning specified in Section 6.1
      --------------------
hereof.

     "Transaction" shall have the meaning specified in Section 2.2(a) hereof.
      -----------

     "UIHI" shall have the meaning specified in the preliminary statement
      ----
hereof.

     "UIHI Parties" shall have the meaning specified in the preliminary
      ------------
statement hereof.

     "UIHI Required Consents" shall mean (x) the Governmental Consents and Third
      ----------------------
Party Consents set forth on Schedule 4.2 attached hereto and (y) any Governmental Consent required to be obtained by any Party hereto of which the Parties hereto first become aware after the date hereof, which such Governmental Consent, if not made, obtained or provided, will have a Material Adverse Effect on UIHI or UPC, as the case may be.

     "UIHI Share Price" shall have the meaning specified in Article 2A.3(b)
      ----------------
hereof.

     "UIHI Shares" shall mean have the meaning specified in the recitals hereto.
      -----------

     "UPC" shall have the meaning specified in the preliminary statement hereof.
      ---

     "UPC Ordinary Shares" shall have the meaning specified in the recitals
      -------------------
hereto.

     "UPC Required Consents" shall mean (x) the Governmental Consents and Third
      ---------------------
Party Consents set forth on Schedule 5.2 attached hereto and (y) any Governmental Consent required to be obtained by any Party hereto of which the Parties hereto first become aware after the date hereof, which such Governmental Consent, if not made, obtained or provided, will have a Material Adverse Effect on UPC.

     "UPC Shares" shall have the meaning specified in the recitals hereto.
      ----------

     "Valuation Procedure" shall have the meaning specified in Section 8.6(d)
      -------------------
hereof.

     "Vienna Agreements" shall have the meaning specified in Section 9.1 hereof.
      -----------------

     "Vienna Guaranty" shall have the meaning specified in Section 9.1 hereof.
      ---------------

     "Voting Securities" shall mean, with respect to any Person, any shares of
      -----------------
stock or other equity interest thereof having general voting power under ordinary circumstances (irrespective of whether at the time any other class or classes of equity interests of such Entity shall have or might have voting power by reason of the happening of any contingency).

                                   ARTICLE II

                  SALE, PURCHASE AND CONVERSION OF SECURITIES
                  -------------------------------------------

      (S)2.1  Purchase of Securities.  (a)  Purchase and Sale.  Subject to the
              ----------------------        -----------------
terms and conditions set forth herein, and assuming that UIHI has not complied with Article IIA hereof, the Sellers agree to sell, assign and transfer to UPC on the Closing Date, against the receipt of the consideration specified in
Section 2.1(b) hereof, and UPC agrees to purchase from the Sellers on the Closing Date, the UIHI Shares and the PIK Notes (the "PURCHASE TRANSACTION").

     (b)  Purchase Price.  In full consideration for the sale and transfer by
          --------------
the Sellers of the UIHI Shares and the PIK Notes, UPC shall on the Closing Date:

          (i) deliver (x) to Philips Networks an amount of Dutch Guilders equal to the Fair Market Value of the UIHI Shares as of the Closing Date and (y) to Philips Media an amount of Dutch Guilders equal to the aggregate principal amount of the outstanding PIK Notes on January 1, 1997, in each case converted into Dutch Guilders at the Exchange Rate by wire transfer of immediately available funds to an account specified by Philips Media at least two Business Days prior to the Closing Date; and

          (ii) deliver to Philips Media an amount in cash, payable in U.S. Dollars, equal to the accrued and unpaid interest on the PIK Notes from and including January 1, 1997 through the Closing Date, such amount to be paid by wire transfer of immediately available funds to an account specified by Philips Media at least two Business Days prior to the Closing Date.

     (c) In connection with, and as an inducement to UIHI to approve the Purchase Transaction and the other transactions completed hereby, Philips Networks shall, on the Closing Date, transfer to JVI, without further consideration, 20.0 million shares of the UPC Shares and shall execute all notarial deeds and other documents necessary to give effect to such transfer.

      (S)2.2  Conversion of Securities.  (a)  Upon the terms and subject to the
              ------------------------
conditions set forth herein and assuming that UIHI has not complied with Article IIA hereof, upon the Closing Date Philips Networks and JVI shall cause UPC to execute a notarial deed amending UPC's Articles of Association to effect the conversion (such conversion being hereinafter referred to as the "CONVERSION TRANSACTION" and the Conversion Transaction and the Purchase Transaction being hereinafter referred to as the "TRANSACTION") of 5.0 million of the UPC Shares (the "CONVERTED SHARES") into (i) 32.5 million preference shares of UPC with a liquidation preference of $5.00 per share (the "INITIAL PREFERENCE SHARES"), par value NLG 0.16 per share (the "PREFERENCE SHARES") (x) which shall be readily marketable and for which a liquid market shall exist as of the Closing Date, (y) which shall have a Fair Market Value on the Closing Date of U.S. $162.5 million and (z) which shall have rights and be issued on terms reasonably acceptable to each of Philips Media, UIHI and UPC or (ii) the Increasing Rate Preference Shares
in accordance with Section 8.5(a) hereof; provided that nothing in this
                                          --------
Section 2.2(a) or elsewhere in this Article II shall relieve any Party of its obligations under Article VIII hereof in respect of the Private Placement.

     (b)  Conversion Price.  In consideration of Philips Networks' converting
          ----------------
the Converted Shares into the Initial Preference Shares or the Increasing Rate Preference Shares, as the case may be on the Closing Date, UPC shall:

          (i) deliver to Philips Networks an amount of Dutch Guilders equal to the Conversion Fee, such amount to be paid by wire transfer of immediately available funds to an account specified by Philips Networks at least two Business Days prior to the Closing Date; and

          (ii) issue to Philips Networks the SAR.

      (S)2.3  Actions at Closing.  At the Closing, (a) the Sellers shall (i)
              ------------------
deliver to UPC the PIK Notes, for cancellation, (ii) deliver or cause to be delivered to UPC certificates representing the UIHI Shares, together with stock powers duly executed in blank, (iii) take all such actions as may be necessary to effect the conversion of the Converted Shares into the Initial Preference Shares or the Increasing Rate Preference Shares, as the case may be, (iv) deliver to JVI 20.0 million shares of the UPC Shares in accordance with, and otherwise comply with the terms of, Section 2.1(c) hereof and (v) assign to JVI the Foundation Rights and take such other actions as are required by Section 6.6(b) hereof, and (b) UPC will deliver or cause to be delivered to the Sellers
(i) the cash payments referred to in Section 2.1(b) and Section 2.2(b)(i) of this Agreement, (ii) the Initial Preference Shares or the Increasing Rate Preference Shares, as the case may be, and (iii) the SAR. On or after the Closing Date, each Party shall execute and deliver such notarial deeds and other instruments of conveyance, assignment and transfer and shall take, or cause to be taken, such other actions as any other party may reasonably request to effect the transactions contemplated hereby.

      (S)2.4  Coordination with Article IIA.  If UIHI elects, in accordance with
              -----------------------------
Section 12.5 hereof, to comply with Article IIA hereof in lieu of complying with this Article II, then the parties hereto shall have no further obligation under this Article II or in respect of the Private Placement, it being understood that all other obligations of the parties under this Agreement shall remain unaffected; provided that the parties hereto shall comply with this Article II
            --------
to the extent required as the result of the occurrence of an Alternate Consideration Event as a result of the operation of Section 2A.1 hereof.

                                  ARTICLE IIA

                         CASH ALTERNATIVE TRANSACTION;
                         -----------------------------
                        SALE AND PURCHASE OF SECURITIES
                        -------------------------------

      (S)2A.1  Cash Alternative.  Notwithstanding anything to the contrary
               ----------------
contained herein, UIHI may elect not to consummate the transactions contemplated by Article II, in which case UIHI, JVI and UPC shall, and UIHI shall cause JVI and UPC to, consummate the transactions contemplated in this Article IIA. Notwithstanding an election by UIHI, in accordance with Section 12.5 hereof, to proceed pursuant to this Article IIA, failure to consummate all of the transactions contemplated by this Article IIA on or prior to December 1, 1997, shall be deemed to constitute an Alternate Consideration Event pursuant to
Section 8.5 hereof.

      (S)2A.2  Purchase, Sale and Conversion of JVI Notes.  (a)  Purchase and
               ------------------------------------------        ------------
Sale.  Subject to the terms and conditions set forth in this Agreement, Philips
----
Media agrees to sell, assign and transfer to JVI on the Closing Date, against the receipt of the consideration specified in Section 2A.2(b) hereof, and JVI agrees to purchase from Philips Media on the Closing Date, an aggregate principal amount of PIK Notes which, together with the amount of accrued and unpaid interest thereon from January 1, 1997, equals U.S. $155.0 million (such PIK Notes, the "JVI NOTES").

     (b) Purchase Price.  In full consideration for the sale, assignment and
         --------------
transfer by Philips Media to JVI of the JVI Notes, JVI shall, on the Closing Date, deliver to Philips Media cash in the amount of U.S. $155.0 million, such amount to be paid by wire transfer of immediately available funds to an account specified by Philips Media at least two Business Days prior to the Closing Date.

     (c) Conversion.  On the Closing Date, JVI shall convert the JVI Notes into
         ----------
UPC Ordinary Shares at the conversion price set forth in the PIK Notes and on the other terms specified in the PIK Notes.

      (S)2A.3  Purchase of UIHI Shares.  (a)  Purchase and Sale.  Subject to the
               -----------------------        -----------------
terms and conditions set forth in this Agreement, Philips Networks agrees to sell, assign and transfer to UPC on the Closing Date, against receipt of the consideration specified in Section 2A.3(b) hereof, and UPC agrees to purchase from Philips Networks on the Closing Date, the UIHI Shares.

     (b) Purchase Price.  In full consideration of the sale, assignment and
         --------------
transfer by Philips Networks to UPC of the UIHI Shares, UPC shall, on the Closing Date, deliver to Philips Networks an amount (the "UIHI SHARE PRICE") in Dutch Guilders equal to the Fair Market Value of the UIHI Shares (calculated in U.S. Dollars) as of the Closing Date, such amount to be converted into Dutch Guilders at the Exchange Rate and to be paid by wire transfer of immediately available funds to an account specified by Philips Networks at least two Business Days prior to the Closing Date.

      (S)2A.4  Redemption of Remaining PIK Notes.  (a)  Redemption.  Subject to
               ---------------------------------        ----------
the terms and conditions set forth in this Agreement, UPC agrees to redeem on the Closing Date against receipt of the redemption price specified in Section 2A.4(b) hereof, and Philips Media agrees to surrender for redemption on the Closing, all outstanding PIK Notes (other than the JVI Notes) (such PIK Notes, the "REMAINING PIK NOTES") held by Philips.

     (b) Redemption Price.  In full consideration for the surrender for
         ----------------
redemption of the Remaining PIK Notes by Philips Media, UPC shall pay to Philips Media an amount payable in U.S. Dollars (the "REDEMPTION PRICE") equal to the sum of (x) the aggregate principal amount of the Remaining PIK Notes and (y) an amount equal to the total accrued and unpaid interest (calculated from January 1, 1997) on the Remaining PIK Notes, such amount to be paid by wire transfer of immediately available funds to an account specified by Philips Media at least two Business Days prior to the Closing Date.

      (S)2A.5  UPC Shares.  (a)  Formation of Philips Subsidiary.  Prior to the
               ----------        -------------------------------
Closing Date, Philips Networks and shall sell, assign and transfer to a direct or indirect subsidiary of PENV ("NEWCO") prior to the Closing Date, and Newco shall purchase, the UPC Shares against delivery by Newco to Philips Networks of
(x) a demand promissory note denominated in U.S. Dollars (the "DOLLAR NOTE") in a principal amount equal to the Designated Dollar Amount and (y) a demand promissory note denominated in Dutch Guilders (the "GUILDER NOTE") in a principal amount equal to the Designated Guilder Amount.

     (b)  Sale of Acquisition Sub.
          -----------------------

          (i)    Purchase and Sale.  Subject to the terms and conditions set
                 -----------------
     forth in this Agreement, Philips Networks agrees to sell, assign and transfer to UPC on the Closing Date, against the consideration specified in Section 2A.5(b)(ii) hereof, and UPC agrees to purchase from Philips Networks on the Closing Date, all of the outstanding capital shares of Newco (the "NEWCO STOCK").

          (ii)   Purchase Price.  In full consideration for the sale, assignment
                 --------------
     and transfer by Philips Networks to UPC of the Newco Stock, UPC shall, on the Closing Date, issue to Philips Networks the SAR.

          (iii)  Satisfaction of Indebtedness.  Concurrently with the
                 ----------------------------
     consummation of the sale of the Newco Stock, UPC shall, on the Closing Date pay and satisfy in full or cause Newco to pay and satisfy in full, the Dollar Note and the Guilder Note.

      (S)2A.6  Actions at Closing; Closing Date.  Actions at Closing.  At the
               --------------------------------   ------------------
Closing, (a) Sellers shall (i) deliver to JVI the JVI Notes, together with bond powers duly executed in blank, and (ii) deliver to UPC (x) the Remaining PIK Notes for cancellation, (y) the UIHI Shares, together with stock powers duly executed in blank, and (z) the Newco Stock, and (iii) assign to JVI the Foundation Rights and take such other actions as are required by Section 6.6(b) hereof, and (b) UPC will deliver or cause to be delivered to the Sellers (i) the cash payments referred to in Sections 2A.2, 2A.3, 2A.4 and 2A.5 hereof and (ii) the SAR. On or after the Closing Date, each party shall execute and deliver such notarial deeds and other instruments of conveyance, assignment and transfer and shall take, or cause to be taken, such actions as any other party may reasonably request to effect the transactions contemplated hereby.

      (S)2A.7  Coordination with Article II.  If UIHI elects, in accordance with
               ----------------------------
Section 12.5 hereof, to comply with Article II hereof in lieu of complying with this Article IIA, then the parties hereto shall have no further obligation under this Article IIA, it being understood that the parties' obligations under any other Article of this Agreement shall remain unaffected. If each of UIHI, JVI and UPC complies with each of its obligations under this Article IIA on or prior to December 1, 1997, then no Alternate Consideration Event shall occur and UPC shall have no further obligation to issue the Increasing Rate Preference Shares.


                                  ARTICLE III

                         REPRESENTATIONS OF THE SELLERS
                         ------------------------------

      (S)3.   Representations of the Sellers. The Sellers hereby jointly and
              ------------------------------
severally represent and warrant to the UIHI Parties as follows:

      (S)3.1  Ownership of Securities; Foundation Rights.  (a) Philips Networks
              ------------------------------------------
is the record and beneficial owner of the UPC Shares, free and clear of all liens, encumbrances, restrictions and claims of every kind ("Encumbrances"), other than those imposed by the Shareholders' Agreement or by operation of law; it being understood that, if UIHI elects pursuant to Section 12.5 hereof to
-------------------
consummate the transactions contemplated by Article IIA hereof in lieu of those contemplated by Article II hereof, Philips Networks will, prior to the Closing Date, sell, assign and transfer the UPC Shares to Newco in accordance with
(S)2A.5 hereof, and after such sale, assignment and transfer, Newco will be the record and beneficial owner of the UPC Shares, free and clear of all Encumbrances, other than those imposed by the Shareholders' Agreement or by operation of law.

     (b) Philips Networks is the record and beneficial owner of the UIHI Shares, free and clear of all Encumbrances, other than those imposed by operation of law. The transfer to UPC of the UIHI Shares pursuant to the provisions of this Agreement will transfer to UPC valid title thereto, free and clear of any and all adverse claims, subject to the exception in the immediately preceding sentence.

     (c) Philips Media is the record and beneficial owner of the PIK Notes, free and clear of all Encumbrances, other than those imposed by the Option Agreement or by operation of law. The transfer to UPC and/or JVI, as the case may be, of the PIK Notes pursuant to the provisions of this Agreement will transfer to UPC and/or JVI, as the case may be, valid title thereto, free and clear of any and all adverse claims, subject to the exception in the immediately preceding sentence.

     (d) Philips Networks has the right, title and interest (collectively the "FOUNDATION RIGHTS") in and to (i) all the property and assets of the Foundation to which it is entitled by virtue of the Articles of Association of the Foundation dated July 26, 1996 (including, without limitation, its rights in and to any surplus liquidation balance pursuant to Article 12.2 of such Articles), and the Agreement dated June 13, 1996, between JVI, Philips Networks and the Foundation and (ii) all of Philips Networks' other rights under such Agreement and any other document, agreement or instrument related thereto, free and clear of any and all adverse claims other than those imposed by such Articles, such Agreement or by operation of law.

     (e) In the event that the parties elect to consummate the transactions contemplated by Article IIA hereof pursuant to Section 12.5 hereof, Philips Networks will be, on the Closing Date, the record and beneficial owner of the Newco Stock, free and clear of all Encumbrances, other than those imposed by the Shareholders' Agreement or by operation of law. The transfer to UPC of the Newco Stock pursuant to the provisions of Article IIA of this Agreement will transfer to UPC valid title thereto, free and clear of any and all adverse claims, subject to the exception in the immediately preceding sentence.

      (S)3.2  Organization, Authorization and Validity of Agreement.  Each of
              -----------------------------------------------------
the Sellers is a limited liability company duly organized and validly existing under the laws of The Netherlands. Each of the Sellers has full corporate power and authority to enter into this Agreement and perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and approved by all required corporate action of each of the Sellers. This Agreement has been duly executed and delivered by each of the Sellers and, assuming the due execution and delivery of this Agreement by each other Party hereto, is a valid and legally binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights generally and to general equitable principles.

      (S)3.3  No Violations; Consents and Approvals.  Assuming that the
              -------------------------------------
applications, registrations, declarations, filings, authorizations, orders, consents and approvals set forth on Schedule 3.3 attached hereto are made or
                                    ------------
obtained, as the case may be, the execution and delivery of this Agreement by each of the Sellers and the consummation of the transactions contemplated hereby
(a) will not violate any provision of the Articles of Association of either Seller, (b) will not violate any statute, rule, regulation, order or decree of any Governmental Authority by which either Seller or any of their respective properties or assets is bound, (c) will not require any other filing with, or permit, consent or approval of, or the giving of any notice to, any Governmental Authority and (d) will not result in a violation or breach of, or constitute a default under, any license, franchise, permit, indenture, agreement or other instrument to which either Seller is a party, or by which either Seller or any of their respective assets or properties is bound.

      (S)3.4  Broker's or Finder's Fee.  Except for Goldman, Sachs (whose fees
              ------------------------
and expenses will be paid by PENV), no agent, broker, Person or firm acting on behalf of the Sellers is, or will be, entitled to any broker's, finder's or other similar fee from any Party, or from any Person Controlling, Controlled by, or under common Control with any Party, in connection with this Agreement or any of the transactions contemplated hereby.

      (S)3.5  Investment Company Act.  Neither of the Sellers is an "investment
              ----------------------
company" or a company "controlled by" an investment company, as such terms are defined in the U.S. Investment Company Act of 1940, as amended.


                                   ARTICLE IV

                      REPRESENTATIONS OF THE UIHI PARTIES
                      -----------------------------------

      (S)4.   Representations of the UIHI Parties.  The UIHI Parties hereby
              -----------------------------------
jointly and severally represent and warrant to the Sellers as follows:

      (S)4.1  Organization, Authorization and Validity of Agreement.  Each of
              -----------------------------------------------------
the UIHI Parties is a corporation duly organized and validly existing and is in good standing under the laws of the State of Delaware. Each of the UIHI Parties has full corporate power and authority to enter into this Agreement and perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and approved by all required corporate action of each of the UIHI Parties. This Agreement has been duly executed and delivered by each of the UIHI Parties and, assuming the due execution and delivery of this Agreement by each other Party hereto, is a valid and legally binding obligation of each of the UIHI Parties, enforceable against each of the UIHI Parties in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights generally and to general equitable principles.

      (S)4.2  No Violations; Consents and Approvals.  Assuming that the
              -------------------------------------
applications, registrations, declarations, filings, authorizations, orders, consents and approvals set forth on Schedule 4.2 attached hereto are made or
                                    ------------
obtained, as the case may be, the execution and delivery of this Agreement by each of the UIHI Parties and the consummation of the transactions contemplated hereby (a) will not violate any provision of the Certificate of Incorporation or the Bylaws of either UIHI Party, (b) will not violate any statute, rule, regulation, order or decree of any Governmental Authority by which either UIHI Party or any of their respective properties or assets is bound, (c) will not require any other filing with, or permit, consent or approval of, or the giving of any notice to, any Governmental Authority and (d) will not result in a violation or breach of, or constitute a default or event of default under, any license, franchise, permit, indenture, agreement or other instrument to which either UIHI Party is a party, or by which either UIHI Party or any of their respective assets or properties is bound.

      (S)4.3  Broker's or Finder's Fee.  Except for DLJ (whose fees and expenses
              ------------------------
will be paid by UIHI or, in the event the Transaction is consummated, at UIHI's option, by UPC), no agent, broker, Person or firm acting on behalf of either UIHI Party is, or will be, entitled to any broker's, finder's or other similar fee from any Party, or from any Person Controlling, Controlled by, or under common Control with any Party, in connection with this Agreement or any of the transactions contemplated hereby.


                                   ARTICLE V

                             REPRESENTATIONS OF UPC
                             ----------------------

      (S)5.   Representations of UPC.  UPC hereby represents and warrants to the
              ----------------------
other Parties hereto as follows:

      (S)5.1  Authority and Validity of Agreement.  UPC is a limited liability
              -----------------------------------
company duly organized and validly existing under the laws of The Netherlands. UPC has full corporate power and authority to enter into this Agreement and perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly authorized and approved by all required corporate action of UPC. This Agreement has been duly executed and delivered by UPC and, assuming the due execution and delivery of this Agreement by each other Party hereto, is a valid and legally binding obligation of UPC, enforceable against UPC in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights generally and to general equitable principles.

      (S)5.2  No Violations; Consents and Approvals.  Assuming the applications,
              -------------------------------------
registrations, declarations, filings, authorizations, orders, consents and approvals set forth on Schedule 5.2 attached hereto are made or obtained, as the
                       ------------
case may be, the execution and delivery of this Agreement by UPC and the consummation of the transactions contemplated hereby (a) will not violate any provision of the Articles of Association of UPC, (b) will not violate any statute, rule, regulation, order or decree of any Governmental Authority by which UPC or any of its properties or assets is bound, (c) will not require any other filing with, or permit, consent or approval of, or the giving of any notice to, any Governmental Authority and (d) will not result in a violation or breach of, or constitute a default or event of default under, any license, franchise, permit, indenture, agreement or other instrument to which UPC is a party, or by which UPC or any of its assets or properties is bound.

      (S)5.3  Capitalization.  (a)  On the Closing Date and after giving effect
              --------------
to the consummation of the Transaction and assuming that (x) no Alternate Consideration Event has occurred and (y) UIHI has not complied with Article IIA hereof, UPC will have an authorized capitalization consisting of (i) 78.5 million UPC Ordinary Shares, par value NLG 1 per share and (ii) 134,375,000 preference shares, par value NLG 0.16 per share. If an Alternate Consideration Event does occur, UPC will have an authorized capitalization on the Closing Date of (i) 78.5 million UPC Ordinary Shares, par value NLG 1 per share and (ii) 134,375,000 Increasing Rate Preferred Shares, par value NLG 0.16 per share. Assuming UIHI has compiled with Article IIA hereof, UPC shall have an authorized capitalization consisting of 100.0 million UPC Ordinary Shares and no preference share. On the Closing Date, after giving effect to the transactions contemplated hereby, all outstanding UPC Ordinary Shares and preference shares of UPC will be duly authorized and validly issued and will be fully paid and nonassessable.

     (b) Except for (i) the PIK Notes, (ii) rights contained in the Shareholders' Agreement, (iii) the Option Agreement and (iv) options and rights issued pursuant to that certain Stock Option Plan of UPC adopted on June 13, 1996, there will be no outstanding options, war rants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of UPC, other than as contemplated by this Agreement.

      (S)5.4  Securities.  When and if issued, the Preference Shares or the
              ----------
shares of Increasing Rate Preference Shares, as the case may be, to be received by Philips Networks in accordance with the terms of this Agreement and after giving effect to the transactions contemplated hereby will be duly authorized, validly issued, fully paid and nonassessable. The SAR to be received by Philips Networks in accordance with the terms of this Agreement and after giving effect to the transactions contemplated hereby will be duly authorized and issued and will constitute a valid and legally binding obligation of UPC. The delivery by UPC of the Preference Shares and the SAR to Philips Networks in accordance with the terms of this Agreement and after giving effect to the transaction contemplated hereby will transfer to Philips Networks valid title to such securities, free and clear of any and all adverse claims other than those imposed by operation of law. The conversion of the UPC Shares into the Initial Preference Shares or the Increasing Rate Preference Shares, as the case may be, and the terms of the Preference Shares or the Increasing Rate Preference Shares, as the case may be, will not require UPC to accrue any amounts or establish any reserves in respect thereof that will not be so accrued or established in accordance with the laws of The Netherlands.

      (S)5.5  No Registration.  The conversion of the UPC Shares into the
              ---------------
Preference Shares or shares of Increasing Rate Preference Shares, as the case may be, by UPC and the issuance and transfer of the SAR by UPC to the Sellers in accordance with the terms hereof will not require registration of either the Preference Shares or the SAR under the Securities Act, the securities laws, rules and regulations of The Netherlands or of any other jurisdiction outside the United States or any applicable United States State "blue sky" or other securities laws.

      (S)5.6  Investment Company Act.  UPC is not an "investment company" or a
              ----------------------
company "controlled by" an investment company, as such terms are defined in the U.S. Investment Company Act of 1940, as amended.

      (S)5.7  Broker's or Finder's Fee.  Except for DLJ (whose fees may, if the
              ------------------------
Transaction is consummated, be paid by UPC at UIHI's option) no agent, broker, Person or firm acting on behalf of UPC is or will be, entitled to any broker's, finder's or other similar fee from any Party, or from any Person Controlling, Controlled by, or under common Control with any Party, in connection with this Agreement or any of the transactions contemplated hereby.


                                   ARTICLE VI

                                   COVENANTS
                                   ---------

      (S)6.1  Reasonable Best Efforts; Voting of UPC Ordinary Shares.  (a)  Each
              ------------------------------------------------------
Party agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with each other Party hereto in doing, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement in the most expeditious manner possible and shall, in furtherance thereof (but without limiting the generality of the foregoing), use its reasonable best efforts to
(i) obtain all waivers, consents, authorizations, licenses and approvals from, make all filings with and provide all notifications to, all Governmental Authorities (collectively "GOVERNMENTAL CONSENTS") that are necessary or advisable to obtain, make or provide in order to consummate the transactions (including, but not limited to, the Transaction) contemplated by this Agreement and take all other steps that are necessary or advisable to ensure that all Governmental Authorities approve (if necessary or advisable) the consummation of the transactions (including, but not limited to, the Transaction) contemplated by this Agreement or do not take any action that obstructs or delays the consummation of such transactions, and (ii) obtain all waivers, consents, authorizations, licenses and approvals from and provide all notifications to, all third Parties other than Governmental Authorities (collectively "THIRD PARTY CONSENTS") that are necessary or advisable to obtain, make or provide in order to consummate the transactions (including, but not limited to, the Transaction) contemplated by this Agreement and take all other steps that are necessary or advisable to ensure that all such third Parties approve (if necessary or advisable) the consummation of the transactions (including, but not limited to, the Transaction) contemplated by this Agreement or do not take any action that obstructs or delays the consummation of such transactions; provided, however, that, except as otherwise specifically provided for by this Agreement, no Party shall be required to make any cash payment or incur any financial obligation to obtain such waiver, consent, authorization or approval.

     (b) Each Seller and each UIHI Party hereby agrees (i) to cause their respective representatives on the Supervisory Board of UPC to take all such actions as may be necessary (except that no such representative shall be required to violate any fiduciary duty imposed by law in connection with any such action), and (ii) if necessary, to vote all UPC Ordinary Shares held or controlled by such Party to consummate the Transaction in the most expeditious manner possible and to otherwise ensure compliance with Section 6.1 hereof.

      (S)6.2  Notices of Certain Events.  Each Party shall promptly notify the
              -------------------------
other Parties of:

          (a) any notice or other communication received by such Party from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication received by such Party from any Governmental Authority concerning or relating to the transactions contemplated by this Agreement;

          (c) any pending or threatened action, suit, claim, investigation or proceeding that may have a material adverse effect upon the condition (financial or otherwise), business, results of operations or prospects of UPC or that relates to, involves or has or may have a material adverse effect upon the transactions contemplated by this Agreement (including, but not limited to, the Transaction);

          (d) such Party's obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur will be likely to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (ii) any material failure of any Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement;

          (e) such party's obtaining knowledge of the occurrence, or failure to occur, of any event or development or series of events or developments (including, but not limited to, any development or series of developments in respect of the proposed financing of the transactions contemplated hereby) which, individually or in the aggregate, are likely to materially affect the proposed timing of, or likelihood of the consummation of, the transactions contemplated hereby; and

          (f) the occurrence, or failure to occur, prior to the Closing Date, of any event or series of events which would have a Material Adverse Effect on UPC;

such notice to be given as promptly as practicable (i) following receipt of a notice or communication referred to in clause (a) or (b) above, (ii) after learning of any pending or threatened action, suit, claim, investigation or proceeding referred to in clause (c) above and (iii) after learning of the occurrence or failure to occur of any event referred to in clause (d), (e) or (f) above. No such notification shall affect the representations, warranties and obligations of the Parties hereunder or the conditions to any Party's obligations hereunder.

      (S)6.3  Amendment of UPC Governance Documents.  The Parties expressly
              -------------------------------------
acknowledge that certain amendments to the Articles of Association of UPC and the Regulations of the Supervisory Board of UPC (including, without limitation, amendments necessary to effect (x) the conversion of UPC from a limited liability company (besloten venootschap) to a corporation (naamloze venootschap) under the laws of The Netherlands and (y) and, assuming UIHI does not comply with Article IIA hereof, the conversion of the UPC Shares into the Initial Preference Shares or the Increasing Rate Preferred Shares, as the case may be) will be necessary to consummate the transactions contemplated by this Agreement. The Parties agree to cooperate and use their respective reasonable best efforts to effect all such amendments necessary or advisable to consummate and make effective the transactions contemplated by this Agreement (including, but not limited to, the Transaction).

      (S)6.4  Post-Closing Access and Cooperation.
              -----------------------------------
     (a) Cooperation. UPC shall provide the Sellers with such information relating to UPC and its business or such other assistance as may be reasonably requested by the Sellers in connection with the preparation by any of the Sellers of any Tax return, the preparation by any of the Sellers for any audit, or the prosecution or defense by any of the Sellers of any claim, suit, proceeding, or proposed adjustment relating to any taxable year or other taxable period or any accounting period ending on or prior to the Closing Date and, with respect to any taxable year or other taxable period or any accounting period beginning before, and ending after, the Closing Date, the portion of such taxable year or taxable or accounting period ending on and including the Closing Date ("PRE-CLOSING PERIODS"). UPC shall retain all Tax returns, schedules, work papers and all records or other documents relating to Tax matters relating to UPC and its business for the first taxable year or other taxable period ending after the Closing Date and for all taxable years or other taxable periods ending prior to the Closing Date for at least six (6) years after the Closing Date, and provide the Seller with such records or information (including making employees available to the Sellers during normal business hours for reasonable periods of time) which may be relevant to such Tax return, audit, claim, suit, proceeding or adjustment. If UPC wishes to destroy such records during the period commencing at the end of such six (6) year period and ending on the date which is four (4) years after the end of such six (6) year period, UPC will first give 90 days' prior written notice to the Sellers, and any of the Sellers shall have the right, at its option and expense, upon prior written notice to UPC within such 90-day period, to take possession of such records as relate to it within 180 days after the date of its notice to UPC hereunder. Upon the expiration of the ten (10) year period referred to in the previous sentence, UPC may destroy such records without any notice to Sellers.

     (b)  Controversies.  UPC shall promptly notify the Sellers in writing upon
          -------------
receipt by UPC or any Affiliate of UPC of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Period (any such inquiry, claim, assessment, audit or similar event with respect to taxes for Pre-Closing Periods is herein referred to as a "TAX MATTER"). UPC shall have the authority to represent any interests relating to UPC and its Controlled Affiliates with respect to any Tax Matter before any taxing authority, any other Governmental Authority or any court and shall have the sole right to control the defense, compromise or other resolution of any Tax Matter, including responding to inquiries, filing Tax returns, settling audits and receiving refunds; provided, however, that neither UPC, nor any of its affiliates shall enter into any settlement of or otherwise compromise any such Tax Matter that adversely affects a Tax liability of Philips for any Pre-Closing Period in any material respect without the prior written consent of the affected Sellers, which consent shall not be unreasonably withheld. UPC shall keep the Sellers informed with respect to the commencement, status and nature of any Tax Matter.

     (c)  Sellers' Access to Records; Financial Reporting and Audit Cooperation.
          ---------------------------------------------------------------------
In addition to and not in limitation of any other rights of the Seller under this Agreement, after the Closing UPC shall afford any of the Sellers and their respective attorneys, accountants, officers and other representatives reasonable access, during normal business hours, to UPC's books and records to the extent that such access is reasonably necessary or appropriate to assist the Sellers in the preparation of any Tax return or financial statements of the Sellers or responding to any audit, investigation or other inquiry of any taxing authority relating to any Pre-Closing Period (and shall permit such persons to examine and copy such books and records to the extent reasonably requested by the affected Seller).

     (d)  UPC's Access to Information.  After the Closing, Philips shall provide
          ---------------------------
to UPC such information relating to the business or affairs of any UPC subsidiary which, prior to July 13, 1995, was an affiliate of Philips, as UPC shall reasonably request in connection with the preparation of any Tax return or responding to any audit, investigation or other inquiry of any taxing authority relating to any period prior to July 13, 1995.

      (S)6.5  Philips Name and Mark.  (a)  Philips Designations.  The Parties
              ---------------------        --------------------
hereto acknowledge that the name "Philips" is a trademark of PENV, and that all rights thereto (including, but not limited to all intellectual property rights thereto) are the exclusive property of PENV. As soon as is practicable, but in no event more than 30 days after the Closing Date, UPC, UIHI and JVI will cease to use, and in the case of UIHI and JVI shall cause UPC to cease to use, the designation "Philips" in connection with the operation of UIHI, JVI, UPC and their respective Subsidiaries and will eliminate the use of any other designation indicating affiliation after the Closing Date with Philips; it being understood that the use of the initials "UPC" is permitted and the use of the designation "Philips" and of any other designation indicating the affiliation before the Closing Date with Philips is permitted in connection with any press release, announcement or other disclosure which any party hereto reasonably determines to be required under applicable law or the applicable rules and regulations of any stock exchange, automated quotation system or self-regulatory organization on which such party's securities are listed or of which such party is a member or participant. Upon the request of Philips Media, UPC will provide, no later than 60 days after the Closing Date, Philips Media with a certificate signed by a responsible office of UPC to the effect that the second sentence of this paragraph has been complied with.

     (b)  Name Change.  On or prior to the Closing Date, UPC shall change, and
          -----------
each of Philips Media, Philips Networks, UIHI and JVI shall take all such action as is necessary to cause UPC to change, its corporate name to remove the word "Philips" therefrom.

     (c)  Certain Actions Not Required.  Anything contained in this Agreement to
          ----------------------------
the contrary notwithstanding, neither UPC nor any Subsidiary thereof shall be required to amend any contract, or financing statement or similar document or instrument solely to evidence the change in corporate name of UPC.

      (S)6.6  Certain Resignations.  (a)  Resignations.  On the Closing Date
              --------------------        ------------
Philips shall cause (i) each Person who has been nominated to the Supervisory Board of UPC pursuant to the provisions of the Shareholders' Agreement (other than any such Person who is also designated by Philips Media to serve on the Supervisory Board of UPC pursuant to Section 10.2(a) hereof) and (ii) each Person who is an officer, director, employee, agent or representative of any of the Sellers and who is serving as an officer or director of any Entity in which UPC has an interest and by virtue of which interest or otherwise, UPC has appointed any such Person as an officer or director of such Entity, to resign from such position effective as of the Closing Date.

     (b)  Stichting Administratiekantoor UPC.  On the Closing Date Philips shall
          ----------------------------------
cause each employee of Philips who is currently a trustee of, or who otherwise serves in any position with, the Foundation to resign from such position, effective as of the Closing Date, and shall take all such action as is reasonably necessary to cooperate with UIHI and JVI in the appointment of successors to all such Persons. To the extent necessary, in the reasonable judgment of UIHI, to give effect to Section 2.3(a)(v) or Section 2A.6(a)(iii), as the case may be, the Sellers and the UIHI Parties shall amend, or cause to be amended, on the Closing Date and in such manner as UIHI shall reasonably request: (i) the Articles of Association of the Foundation, (ii) the Agreement, dated June 13, 1996 between JVI, Philips Networks and the Foundation, (iii) the conditions under which the Foundation administers its property and assets, (iv) the Agreement, dated June 13, 1996 between the Foundation and UPC and (v) any other document or instrument related to any of the documents or matters referred to in the immediately preceding clauses (i) through (v).

      (S)6.7  Transfer of Preference Shares.  Philips Networks hereby agrees
              -----------------------------
that it will not offer, sell or otherwise transfer the Initial Preference Shares or the Increasing Rate Preference Shares, as the case may be, except (a) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (b) pursuant to an effective registration statement under the Securities Act.

                                  ARTICLE VII

                      CONDITIONS TO THE OBLIGATIONS OF THE
                       SELLERS, UPC AND THE UIHI PARTIES
                       ---------------------------------

      (S)7.1  Conditions to the Obligations of the Sellers.  The obligations of
              --------------------------------------------
the Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions precedent:

              (a)  Truth of Representations and Warranties. The representations
                   ---------------------------------------
     and warranties of UPC and the UIHI Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on such date, and UPC and each of the UIHI Parties shall have delivered to the Sellers, with respect to such Party's representations and warranties, a certificate dated the Closing Date to such effect.

              (b)  Fulfillment of Obligations. UPC and the UIHI Parties shall
                   --------------------------
     have fulfilled all their respective material obligations under this Agreement required to have been fulfilled at or before the Closing.

              (c)  No Injunction. No action, suit or proceeding shall be pending
                   -------------
     or threatened before any court or other Governmental Authority or before any arbitrator wherein an unfavorable judgment, injunction, order, decree, ruling or charge would restrain or prohibit any Seller from completing the transactions contemplated hereby.

              (d)  Approvals and Consents. All Philips Required Consents shall
                   ----------------------
     have been obtained or made, as the case may be.

              (e)  Registration Rights Agreement. Philips Media and UPC shall
                   -----------------------------
     have entered into a Registration Rights Agreement substantially in the form of Exhibit B hereto.
        ---------

              (f)  Opinions of Counsel. The UIHI Parties shall have furnished
                   -------------------
     the Sellers with an opinion of counsel, dated the Closing Date, in form and substance reasonably satisfactory to Philips Media, and UPC shall have furnished the Sellers with an opinion of counsel, dated the Closing Date, in form and substance reasonably satisfactory to Philips Media.

              (g)  Purchase Agreement. At least three Business Days prior to the
                   ------------------
     Closing Date, Goldman, Sachs, DLJ and UPC shall have executed and delivered to Philips Networks a Purchase Agreement in customary form for a transaction involving an immediate resale of the Initial Preference Shares pursuant to Rule 144A under the Securities Act (the "PURCHASE AGREEMENT") in respect of the Initial Preference Shares, which Purchase Agreement will provide for gross proceeds to Philips Networks (as adjusted pursuant to confidential Exhibit C) upon the Closing Date of U.S. $162.5 million for the sale of the Initial Preference Shares; provided that if (x) the Increasing Rate Preference Shares are issued in accordance with
     Section 8.5 hereof or (y) UIHI or UPC complies with Article IIA hereof, this condition shall not be required to be satisfied.

          (h)  Articles of Association.  The Articles of Association of UPC
               -----------------------
     shall have been amended and restated to convert UPC into a corporation (naamloze venootschap) under the laws of The Netherlands, to authorize the Preference Shares or the Increasing Rate Preference Shares, as the case may be (to the extent such authorization is required), and to effect such other amendments as the Sellers shall reasonably request and as are reasonably necessary to give effect to the provisions of this Agreement and a ministerial declaration of non-objection shall have been received with respect to such Articles of Association.

          (i)  Philips Coordination Center.  Philips Media and each other
               ---------------------------
     relevant Philips Entity and UPC shall have entered into a tax indemnification agreement in relation to certain tax liabilities in respect of (x) UPC's transactions with Philips Coordination Center Of Brussels, Belgium, from and after the formation of UPC and (y) arising out of the demerger ruling granted prior to the formation of UPC in respect of the demerger ruling of Radio Public N.V./S.A., such agreement to contain substantially the terms discussed between such parties as of the date hereof and otherwise to contain terms mutually satisfactory to the parties thereto.

      (S)7.2  Conditions to the Obligations of UPC.  The obligations of UPC to
              ------------------------------------
consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions precedent:

          (a)  Truth of Representations and Warranties.  The representations and
               ---------------------------------------
     warranties of the Sellers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on such date, and the Sellers shall have delivered to UPC a certificate dated the Closing Date to such effect.

          (b)  Fulfillment of Obligations.  The Sellers shall have fulfilled all
               --------------------------
     of their material obligations under this Agreement required to have been fulfilled at or before the Closing.

          (c)  No Injunction.  No action, suit or proceeding shall be pending or
               -------------
     threatened before any court or other Governmental Authority or before any arbitrator wherein an unfavorable judgment, injunction, order, decree, ruling or charge would restrain or prohibit UPC from completing the transactions contemplated hereby.

          (d)  Approvals and Consents.  All UPC Required Consents shall have
               ----------------------
     been obtained or made, as the case may be.

          (e)  Financing.  UIHI and/or UPC shall have obtained financing which,
               ---------
     together with any other cash available to UPC, shall enable UPC to fund its obligations hereunder and related fees and expenses and provide UPC with adequate working capital.

          (f)  Opinions of Counsel.  The Sellers shall have furnished UPC with
               -------------------
     an opinion of counsel, dated the Closing Date, in form and substance reasonably satisfactory to UPC.

          (g)  Philips Coordination Center.  Philips Media and each other
               ---------------------------
     relevant Philips Entity and UPC shall have entered into a tax indemnification agreement in relation to certain tax liabilities in respect of (x) UPC's transactions with Philips Coordination Center Of Brussels, Belgium, from and after the formation of UPC and (y) arising out of the demerger ruling granted prior to the formation of UPC in respect of the demerger ruling of Radio Public N.V./S.A., such agreement to contain substantially the terms discussed between such parties as of the date hereof and otherwise to contain terms mutually satisfactory to the parties thereto.

     (S)7.3  Conditions to the Obligations of the UIHI Parties.  The
             -------------------------------------------------
obligations of the UIHI Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions precedent:

          (a)  Truth of Representation and Warranties.  The representations and
               --------------------------------------
     warranties of the Sellers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on such date, and the Sellers shall have delivered to the UIHI Parties a certificate dated the Closing Date to such effect.

          (b)  Fulfillment of Obligations.  The Sellers shall have fulfilled all
               --------------------------
     their material obligations under this Agreement required to have been fulfilled at or before the Closing.

          (c)  No Injunction.  No action, suit or proceeding shall be pending or
               -------------
     threatened before any court or other Governmental Authority or before any arbitrator wherein an unfavorable judgment, injunction, order, decree, ruling or charge would restrain or prohibit any UIHI Party from completing the transactions contemplated hereby.

          (d)  Approvals and Consents.  All UIHI Required Consents shall have
               ----------------------
     been obtained or made, as the case may be.

          (e)  Financing.  UIHI and/or UPC shall have obtained financing which,
               ---------
     together with any other cash available to UPC, shall enable UPC to fund its obligations hereunder and related fees and expenses and provide UPC with adequate working capital.

          (f)  Opinions of Counsel.  The Sellers shall have furnished the UIHI
               -------------------
     Parties with an opinion of counsel, dated the Closing Date, in form and substance reasonably satisfactory to UIHI.

          (g)  Articles of Association.  The Articles of Association of UPC
               -----------------------
     shall have been amended and restated to convert UPC into a corporation (naamloze venootschap) under the laws of The Netherlands, to authorize the Preference Shares or the Increasing Rate Preference Shares, as the case may be (to the extent such authorization is required hereby), and to effect such other amendments as the UIHI Parties shall reasonably request and as are reasonably necessary to give effect to the provisions of this Agreement and a ministerial declaration on non-objection shall have been received with respect to such Articles of Association.

          (h)  Philips Coordination Center.  Philips Media and each other
               ---------------------------
     relevant Philips Entity and UPC shall have entered into a tax indemnification agreement in relation to certain tax liabilities in respect of (x) UPC's transactions with Philips Coordination Center Of Brussels, Belgium, from and after the formation of UPC and (y) arising out of the demerger ruling granted prior to the formation of UPC in respect of the demerger ruling of Radio Public N.V./S.A., such agreement to contain substantially the terms discussed between such parties as of the date hereof and otherwise to contain terms mutually satisfactory to the parties thereto.


                                  ARTICLE VII

                  DISPOSITION OF PREFERENCE SHARES; FINANCING
                  -------------------------------------------

      (S)8.1  Disposition of Preference Shares.  The Parties expressly
              --------------------------------
acknowledge that it is their intention that the Initial Preference Shares, if issued, will be disposed of in a transaction that will close on the Closing Date. In furtherance of this objective and subject to UIHI's rights pursuant to
Section 8.2 of this Agreement, the Sellers, the UIHI Parties and UPC shall use their reasonable best efforts to cause the Initial Preference Shares to be offered and sold to third parties in connection with the financing of the Transaction; provided, that such offer and sale shall be at a price and on other terms acceptable to the Sellers in their sole discretion; provided, further, that an offer that (i) results in gross proceeds to Philips Networks of $162.5 million, (ii) does not require Philips Networks to incur Other Expenses in an amount in excess of the amount of such expenses customary in a transaction of the type involved in such offer and sale, (iii) does not require Philips to (x) make any representation or warranty in respect of the business or affairs of UPC or (y) undertake any obligation not customarily undertaken by selling shareholders in offerings of this type, and (iv) complies with all applicable laws, rules and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, shall be deemed to be acceptable to the Sellers; provided, further, that nothing contained in the immediately preceding sentence, shall be construed to require the Sellers to approve any offer using a preliminary Offering Memorandum, final Offering Memorandum or other marketing materials which any Seller believes contains an untrue statement of a material fact or omits to state a material fact necessary to make a statement therein not misleading or which otherwise unreasonably exposes the Sellers to any liability under any applicable securities laws or otherwise. The parties hereby acknowledge that UPC may, at its sole option, cause the offer in respect of the Initial Preference Shares contemplated by this Section 8.1 and
Section 8.2 of this Agreement to be in the form of non-voting Dutch Depositary Receipts.

      (S)8.2  Private Placement.  (a)  The Parties hereto will use their
              -----------------
reasonable best efforts to cause UPC to (i) conduct a private placement in the United States and such other jurisdictions as it shall deem appropriate of the Initial Preference Shares (or of Dutch Depository Receipts representing such shares) (the "PRIVATE PLACEMENT") and (ii) consummate the Private Placement as soon as practicable after September 1, 1997 and in no event later than December 1, 1997. The Private Placement will be conducted in a manner that will enable the initial purchasers to immediately resell the Initial Preference Shares pursuant to Rule 144A (the "RULE 144A OFFERING") promulgated under the Securities Act, will have accompanying registration rights and will be on terms customary for offerings of its type.

     (b) DLJ and Goldman, Sachs (the "INITIAL PURCHASERS") shall be co-lead managers (and DLJ shall be the book-runner) of the Rule 144A Offering and, together with such other persons as they shall designate, shall be the initial purchasers of the Initial Preference Shares.

     (c) The terms of the Initial Preference Shares will be such that the Private Placement will result in gross proceeds of $162.5 million to Philips Networks, as such sum may be adjusted pursuant to confidential Annex C, attached
                                                               -------
hereto.

     (d) Immediately upon the execution hereof the Parties will, and the UIHI Parties shall cause DLJ and Philips shall cause Goldman, Sachs to, commence any and all actions necessary and appropriate to enable UPC to consummate the Private Placement as soon as practicable after September 1, 1997. In furtherance thereof, the Parties will cooperate with the Initial Purchasers to prepare a preliminary Offering Memorandum, a final Offering Memorandum, a "road show" presentation and such other marketing materials as Philips Networks and the Initial Purchasers shall reasonably request, and shall take all such other steps, including, but not limited to, participating in customary "road show" presentations, as the Initial Purchasers shall reasonably request in order to market the Initial Preference Shares. UPC will provide Philips Networks and the Initial Purchasers with all information concerning the business and affairs of UPC as Philips Networks and the Initial Purchasers reasonably deem necessary to effect the disposition of the Initial Preference Shares.

      (S)8.3  Private Placement Expenses.  All expenses incident to UPC's
              --------------------------
performance of or compliance with Section 8.2 hereof, including, without limitation, all United States Securities and Exchange Commission and securities exchange or self-regulatory organization registration and filing fees, fees and expenses of compliance with securities laws of any jurisdiction (including reasonable fees and disbursements of counsel in connection with the qualification of the Preference Shares), rating agency fees, internal expenses (including, without limitation, all salaries and expenses of UPC's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by UPC are then listed and reasonable fees and disbursement of counsel for UPC and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), insurance for liabilities under the Act (if UPC elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by UPC in connection with such registration, and any "road show" expenses incurred by UPC or any UIHI Party (all such expenses being herein called "SELLING EXPENSES") will be borne by UPC; provided, that "Selling Expenses" shall not include, and UPC shall not be responsible for, any (x) customary underwriting fees, discounts or commissions (including selling commissions) attributable to the sale of the Initial Preference Shares, (y) any printing expenses incurred in connection with the Private Placement and (z) Philips Networks' own (1) legal fees and expenses, (2) accountants' fees and expenses and (3) "road show" and other out-of-pocket expenses (collectively the "OTHER EXPENSES"), all of which shall be paid by Philips Networks; provided, further, that Philips Networks shall not be responsible for any Other Expenses (other than the fees of its legal counsel), and UPC shall pay all such Other Expenses, if the Private Placement is not consummated prior to or on December 1, 1997.

      (S)8.4  Indemnification by UPC.  (a)  UPC agrees to indemnify and hold
              ----------------------
harmless each Philips Person and the officers, directors, employees, representatives, agents and advisors of each Philips Person (including, but not limited to Goldman, Sachs, DLJ, any other placement agent or underwriter of any Initial Preference Shares sold pursuant to the Purchase Agreement), each Affiliate of a Philips Person and each person who controls any Philips Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person, a "CONTROL PERSON") against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) (collectively, "DAMAGES") to which they may become subject, under the laws (including, but not limited to, the securities laws) of the United States or any other jurisdiction, insofar as such Damages (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering memorandum, offering circular, listing particulars or similar document (either in preliminary or final form) used in connection with the disposition of any Initial Preference Shares by any Philips Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Philips Person and/or the officers, directors, employees, representatives, agents, advisors (including, but not limited to Goldman, Sachs, DLJ, any other placement agent or underwriter of any Initial

Preference Shares sold pursuant to the Purchase Agreement, each Affiliate of any Philips Person and Control Persons of such Philips Person for any other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided that UPC shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission by any Philips Person contained in any registration statement, prospectus, offering memorandum, offering circular or similar document (either in preliminary or final form) used in connection with the disposition of the Initial Preference Shares or any amendment or supplement thereto in reliance upon and in conformity with information furnished by such Philips Person to UPC expressly for use therein which information was not corrected in a subsequent writing by such Philips Person prior to or concurrently with the sale of the Registrable Securities to the Person asserting the loss, claim, damage, liability or expense.

     (b) Each Philips Person whose Initial Preference Shares are sold pursuant to the Purchase Agreement, severally but not jointly, agrees to indemnify and hold harmless UPC and the officers, directors, employees, representatives, agents and advisors of UPC, each Affiliate of UPC and each Control Person of UPC against any Damages to which they may become subject, under the laws (including, but not limited to, the securities laws) of the United States or any other jurisdiction, insofar as such Damages (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering memorandum, offering circular, listing particulars or similar document (either in preliminary or final form) used in connection with the disposition of any Initial Preference Shares by any Philips Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse UPC and its officers, directors, employees, representatives, agents, advisors, each Affiliate of UPC and each Control Person of UPC for any other expenses reasonably incurred by them in connection with investigating or defending such action or claim as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, prospectus, offering memorandum, offering circular, listing particulars (either in preliminary or final form) or any amendment or supplement thereto in reliance upon any written information furnished in writing to UPC by Philips Person expressly for use therein and which was not corrected in a subsequent such writing by such Philips Person prior to or concurrently with the sale of the Initial Preference Shares to the Person asserting such Damages. In no event shall the liability of any Philips Person hereunder be an amount greater than the dollar amount of the proceeds received by such Philips Person upon the sale of the Initial Preference Shares giving rise to such indemnification obligation.

     (c) Each Person entitled to indemnification pursuant to Section 8.4(a) or 8.4(b) hereof (each an "INDEMNIFIED PARTY") shall give prompt notice to the party obligated to indemnify such Indemnified Party (each an "INDEMNIFYING PARTY") of any action threatened or commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any

Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have otherwise than on account of the indemnity agreement provided in Section 8.4(a) or 8.4(b) hereof, as the case may be. In case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against an Indemnified Party, the Indemnifying Party shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense, of any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by such Indemnifying Party and approved by the Indemnified Party. If the Indemnifying Party does not elect within a reasonable time after receipt of such notice to assume the defense of any such claim, the Indemnified Party shall be entitled to assume the control of such defense, in which case the fees and expenses incurred by such Indemnified Party in the conduct of such defense, including the reasonable fees and expenses of counsel, shall be reimbursed by the Indemnifying Party as the same are incurred from time to time by such Indemnified Party. If the Indemnifying Party elects to assume the defense and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel thereafter retained by such Indemnified Party; provided, however, that such Indemnified Party shall have the right to employ counsel to represent it or any Person who controls it who may be subject to liability arising out of any action in respect of which indemnity may be sought against the Indemnifying Party if, in the reasonable judgment of the Indemnified Party's counsel, there may be a conflict of interest between the Indemnifying Party and the Indemnified Party, in which event the fees and expenses of appropriate separate counsel shall be borne by such Indemnifying Party. The Indemnifying Party shall not, without the written consent of each relevant Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of each such Indemnified Party from all liability arising out of such action or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. No Indemnified Party shall, without the written consent of each relevant Indemnifying Party (not to be unreasonably withheld) effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any such action or claim.

     (d) If the indemnification provided for in this Section 8.4 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or
(b) above in respect of any Damages (or actions in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of such Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnifying Party and the Indemnified Parties agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (c), no Indemnified Party shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Preference Shares sold by it and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (S)8.5  Alternate Transactions.  (a) If UIHI or UPC has not, on or before
              ----------------------
December 1, 1997, either (i) both (x) consummated the Private Placement and (y) consummated each of the other transactions contemplated by Article II hereof or
(ii) consummated each of the transactions contemplated by Article IIA hereof (such failure, an "ALTERNATE CONSIDERATION EVENT"), then, provided that each of the conditions set forth in Article VII hereof (other than the condition set forth in Section 7.1(g)) has been satisfied or waived, on the next Business Day thereafter, UPC shall otherwise consummate the transactions contemplated by
Article II hereof, including the delivery to Philips Networks of preference shares of UPC with an aggregate liquidation preference equal to U.S. $162.5 million and containing the terms set forth on confidential Exhibit D hereto and
                                                           ---------
such other terms as may be mutually acceptable to the Philips Networks and UIHI (the "INCREASING RATE PREFERENCE SHARES").

     (b) During the period from December 1, 1997, through September 1, 1998, UPC shall, and the UIHI Parties shall cause UPC to, use its reasonable best efforts to refinance the Increasing Rate Preference Shares, such that the Increasing Rate Preference Shares are redeemed or otherwise monetized in a manner that provides Philips Networks with net cash proceeds in an amount equal to the aggregate liquidation preference of the outstanding Increasing Rate Preference Shares plus all accrued and unpaid dividends thereon; provided that,
                  ----
the TD Facility may require that any additional equity interests newly issued and sold in connection with such refinancing will contain terms and entitle the holders thereof to rights no less favorable to UPC than the Increasing Rate Preference Shares.

     (c) All expenses, including, but not limited to, expenses of the sort or type which would be considered to be Selling Expenses and Other Expenses if incurred in connection with the Private Placement, which are incurred in connection with the refinancing referred to in paragraph (b) of this Section 8.5 shall be for the sole account of UPC.

      (S)8.6  Strategic Plan.  (a)  In the event of an Alternate Consideration
              --------------
Event, each of Philips Media and UIHI will, on or before September 1, 1998, appoint a financial advisor (which such financial advisor will be an internationally recognized investment banking firm) and such financial advisors will meet to consider the potential strategic alternatives available to UPC and develop a strategic plan for UPC (a "STRATEGIC PLAN") to be submitted to the Supervisory Board of UPC, which Strategic Plan shall provide, among other things, that, upon the consummation thereof, UPC shall redeem or otherwise monetize the Increasing Rate Preference Shares and/or the UPC Ordinary Shares then held by Philips Networks, as the case may be, such that Philips Networks receives net proceeds upon such consummation equal to (x) if Philips Networks has not converted the Increasing Rate Preference Shares into UPC Ordinary Shares, the aggregate liquidation preference of the outstanding Increasing Rate Preference Shares plus all accrued and unpaid dividends thereon, or (y) if
                  ----
Philips Networks has converted the Increasing Rate Preference Shares into UPC Ordinary Shares, the Fair Market Value of such UPC Ordinary Shares. In the event that Philips Media's and UIHI's financial advisors cannot agree upon a Strategic Plan which meets the requirements of Section 8.6(a) hereof prior to March 1, 1999, then, prior to March 15, 1999, such financial advisors shall agree upon and appoint a third financial advisor (which such financial advisor will be an internationally recognized investment banking firm), which such third financial advisor shall, within thirty (30) days of its appointment, propose a Strategic Plan to be submitted to the Supervisory Board of UPC for its approval. Within ten (10) days of the submission of a Strategic Plan to the Supervisory Board of UPC, the Supervisory Board of UPC shall meet and the parties to this Agreement shall cause their nominees to the Supervisory Board of UPC to vote in favor of implementing such Strategic Plan, with such amendments or modifications as shall be approved by a unanimous vote of the members of the Supervisory Board then holding office; provided, that no such nominee will be required to violate any fiduciary duty imposed by law in approving such Strategic Plan.

     (b) Prior to the implementation of any Strategic Plan, Philips Network shall either convert the Increasing Rate Preference Shares into UPC Ordinary Shares or irrevocably waive the right to convert the Increasing Rate Preference Shares into such ordinary shares.

     (c) All expenses, including but not limited to all expenses of the sort or type which would be considered to be Selling Expenses and Other Expenses if incurred in connection with the Private Placement, which are incurred in connection with any Strategic Plan or any other redemption or monetization of the Increasing Rate Preference Shares and/or any UPC Ordinary Shares held by Philips Networks, as the case may be, shall be for the sole account of UPC.

     (d) The TD Facility may require that (x) any additional equity interests newly issued and sold in connection with any Strategic Plan contain terms and entitle the holders thereof to rights no less favorable to UPC than the Increasing Rate Preference Shares and (y) the lenders under the TD Facility (the "TD LENDERS") be entitled to require that the proceeds of any sales of the assets of UPC or its Subsidiaries in connection with such Strategic Plan be used to reduce the outstanding indebtedness under the TD Facility to zero prior to the payment of any such proceeds to Philips or its Affiliates to refinance the Increasing Rate Preference Shares.

     (e) For purposes of this Section 8.6, the Fair Market Value of the UPC Ordinary Shares shall be determined by the following procedure (the "VALUATION PROCEDURE"):

          (i) Each of Philips Networks and JVI shall , as promptly as possible after the Appraisal Date, designate an independent investment banking firm with experience valuing companies in the multi-channel subscription television industry in the United States or Western Europe (each, an "INDEPENDENT INVESTMENT BANKER").

          (ii) UPC shall afford each Independent Investment Banker and its representatives full access during normal business hours to the properties, books and records of UPC and its Subsidiaries and shall cause UPC's officers and employees and the officers and employees of UPC's Subsidiaries to furnish such additional financial and operating data and other information as the Independent Investment Bankers and their representatives shall from time to time reasonably request.

          (iii) Each of JVI and Philips Networks shall cause the Independent Investment Banker designated by it to submit its written determination of the fair market value of one UPC Ordinary Share, to JVI and to Philips Networks within 30 days after the date of its retention. If the higher of the two such fair market values, as determined by the two Independent Investment Bankers is not greater than 110% of the lower of such fair market values, the Fair Market Value of one UPC Ordinary Share shall be the average of such two determinations.

          (iv) If the higher determination of such fair market value is greater than 110% of the lower determination, then such two Independent Investment Bankers shall jointly select, within ten days after the date on which they are informed of such difference by UPC and Philips Networks, a third Independent Investment Banker to be retained by UPC. Such third Independent Investment Banker shall deliver its written determination of the fair market value of one UPC Ordinary Share as of the Appraisal Date, within 30 days after its retention, and the Fair Market Value of one UPC Ordinary Share shall be the average of the two closest determinations of such fair market value or, if there are not two closest determinations of such fair market value, the average of all three determinations of such fair market value.

          (v) The Fair Market Value of the UPC Ordinary Shares shall be expressed in U.S. Dollars and shall be determined without regard to any minority discount or the illiquidity of the UPC Ordinary Shares. The fees and expenses of such Independent Investment Bankers shall paid by UPC.

      (S)8.7  Sale of UPC.  Notwithstanding anything to the contrary contained
              -----------
herein or in the Shareholders' Agreement, (x) in the event that UPC fails to consummate the transactions necessary to complete a Strategic Plan by September 1, 1999, or (y) the completion of such Strategic Plan does not result in Philips Networks receiving the minimum net proceeds specified in Section 8.6(a), Philips Networks shall have the right to cause UIHI and JVI to vote, and, to cause UIHI and JVI to cause their representatives on the Supervisory Board of UPC to vote, to sell 100% of UPC, in whole or in part, by way of a stock sale or an asset sale (the proceeds of which will be used, subject to the claims of the TD Lenders, to redeem the Increasing Rate Preference Shares or any UPC Ordinary Shares held by Philips, as the case may be) at a price and on such other terms as are satisfactory to Philips Media in its sole discretion. To the extent necessary to give full effect to this paragraph, this paragraph shall serve as a waiver of UIHI and JVI's rights under the Shareholders' Agreement.

      (S)8.8  Restoration of Foundation Rights.  As soon as practicable after
              --------------------------------
Philips converts the Increasing Rate Preference Shares into UPC Ordinary Shares, each of UIHI, JVI and UPC will take all such actions as may be necessary to restore Philips to the position it held in respect of the Foundation prior to February 23, 1997.

      (S)8.9  Financing.   UPC shall use its reasonable best efforts to, and the
              ---------
UIHI Parties shall use their reasonable best efforts to cause UPC to, on or prior to the end of the Financing Period, enter into a binding commitment letter or commitment letters in respect of a credit facility or credit facilities with Toronto-Dominion Bank the terms of which reflect inter alia, the terms of this Agreement (any such facilities, as from time to time amended, varied, extended, restated, replaced, or refinanced by the same or other financial institutions in accordance with the terms thereof, collectively, the "TD FACILITY"), which credit facility or facilities will provide UPC with sufficient proceeds to fund the transactions contemplated hereby; provided, however, that none of the UIHI Parties shall be required to make any cash payment or incur any financial obligation to obtain such financing for UPC.


                                   ARTICLE IX

                                VIENNA GUARANTY
                                ---------------

      (S)9.1  Vienna Guaranty.  Each of the UIHI Parties and UPC agree to use
              ---------------
their respective reasonable best efforts to obtain, on or prior to the Closing Date or as promptly as practicable thereafter, the release of Philips from all obligations which Philips may have to Kabel-TV Wien GmbH ("KTV") or the municipality of Vienna under that certain Guaranty, dated June 28, 1995, by and among PENV, UIHI, and KTV, the Syndikatsvereinbarung, dated June 28, 1995 (the "VIENNA GUARANTY") among Osterreichische Philips Industrie GmbH, Cable Network Austria

Holdings B.V. ("CNA") and KTV and each other agreement relating to the cable network indirectly operated by UPC in concert with KTV (collectively, the "VIENNA AGREEMENTS"); provided, however, that except as otherwise specifically provided for by this Agreement, none of the UIHI Parties shall be required to make any cash payment or incur any financial obligation to obtain such release; provided, further, that, prior to the Closing, neither UPC nor the UIHI Parties
          -------
shall take any action which adversely affects the prospects of obtaining the release of Philips contemplated hereby. The Parties agree to cooperate and coordinate their efforts to obtain the release of Philips from all its obligations under the Vienna Agreements. Philips Media agrees to take, and agrees to use its reasonable best efforts to cause its Affiliates to take, all such action as UPC or UIHI shall reasonably request in writing in order to obtain the release of Philips from its obligations under the Vienna Agreements; provided, that, notwithstanding the foregoing, the obligations of Philips Media pursuant to this sentence shall not require the payment of money or the incurrence of any other financial obligation by Philips. To the extent that UPC and UIHI cannot obtain a full and complete release of Philips from its obligations under the Vienna Agreements, UPC and UIHI shall use their reasonable best efforts to obtain the agreement of any obligee under the Vienna Agreements to proceed first against UPC and its Affiliates (other than Philips) when seeking to satisfy such obligations; provided that, notwithstanding the
                                     --------
foregoing, the obligations of UIHI to obtain such agreement shall not require the payment of money or the incurrence of any financial obligation by UIHI.

      (S)9.2  Indemnification.  (a)  UPC Indemnification.  To the extent
              ---------------        -------------------
that after the Closing Date, and for so long thereafter as Philips remains obligated under the Vienna Agreements, Philips is required to make any payment or perform any obligation on behalf of UPC thereunder, UPC shall indemnify and hold harmless Philips for any Damages incurred by Philips relating to or arising out of the payment of any amounts due or the performance of any obligation under the Vienna Agreements.

     (b)  UIHI Indemnification.  At such time as UIHI enters into negotiations
          --------------------
to refinance any of its existing indebtedness that is governed by documents which prohibit UIHI from indemnifying Philips for any Damages suffered by Philips relating to or arising out of the Vienna Agreements, UIHI agrees to use its reasonable best efforts to refinance such indebtedness on terms that permit UIHI to enter into such indemnity arrangements, and, if successful, shall enter into such indemnity arrangements, all to the extent that Philips remains obligated under the Vienna Agreements.

     (c)  Indemnification Procedures.  Philips shall give prompt notice to UPC
          --------------------------
and to UIHI of any claim asserted, or action threatened or commenced against it in respect of which indemnity may be sought under this Section 9.2, but failure to so notify UIHI or UPC shall not relieve UPC or UIHI from any liability which it may otherwise have on account of the indemnity agreements provided in Sections 9.2(a) and 9.2(b) hereof. In the case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against Philips, each of UPC and UIHI shall be entitled to participate at its own expense in the defense of such claim; provided that Philips shall control such defense, which shall be conducted by counsel chosen by Philips in its reasonable discretion, after consultation with UPC and UIHI. The fees and expenses incurred by Philips in conducting such defense (including the reasonable fees and expenses of counsel) shall be reimbursed by UPC (or UIHI, to the extent UIHI has entered into the indemnity arrangements contemplated by Section 9.2(b) hereof) as the same are incurred from time to time by Philips. Philips shall not, without the written consent of UPC or UIHI, as the case may be, settle or compromise, or consent to the entry of judgment with respect to, any claim or pending or threatened action in respect of which indemnification may be sought hereunder; provided that such consent may not be unreasonably withheld; provided, further, in the event that UPC and UIHI shall be liable for any damages (including consequential damages) to Philips resulting from UPC or UIHI's refusal to consent to any such settlement or compromise.

     (d)  Certain Events.  The Parties hereto agree that, to the extent that
          --------------
after the Closing Date and for so long thereafter as Philips remains obligated under the Vienna Agreements, UPC shall not, and the UIHI Parties shall cause UPC not to, (i) sell, transfer or otherwise dispose of or (ii) allow UPC, CNA or Telekabel Wien to issue or sell, transfer or otherwise dispose of, in either case, to any Person any equity interest in CNA or Telekabel Wien (other than pro rata issuances or sales to existing Shareholders of the Entity effecting such issuance or sale) without the consent of Philips unless UPC or the purchaser or other transferee of such equity interests first obtains the release of Philips from all obligations which Philips may have to KTV or the Municipality of Vienna under the Vienna Agreements; provided, that, notwithstanding the foregoing, in
                             --------
the event that the lenders under the TD Facility seek to enforce their rights under the Security Documents in a manner that requires the sale of any equity interest in CNA or Telekabel Wien, Philips will consent to the sale of such equity interest if: (i) in Philips' reasonable judgment, the acquiring party has sufficient financial resources and technical expertise to continue to fulfill Telekabel Wien's obligations under the Vienna Agreements, (ii) the purchase or such equity interest by such acquiror has been approved by the City of Vienna and all other applicable third parties and regulatory authorities, and
(iii) such acquiror agrees to assume UPC's indemnity obligations pursuant to this Article IX of this Agreement and grant Philips management rights identical to those which Philips is afforded pursuant to Section 10.5 hereof.

     (e)  UPC Liability Primary.  The Parties hereto agree that, to the extent
          ---------------------
that UPC or any of its Affiliates (other than Philips), on the one hand, and Philips, on the other hand, are jointly liable for any amounts due or the performance of any obligation under the Vienna Agreements, UPC shall, as between UPC and its Affiliates (other than Philips) and Philips, be primarily liable for the payment of any such amounts or the performance of any such obligation.

     (f)  Termination Upon Occurrence of Certain Events.  Notwithstanding
          ---------------------------------------------
anything to the contrary contained in this Section 9.2, if (i) UPC issues the Increasing Rate Preference Shares to Philips Networks and (ii) Philips Networks elects to convert the Increasing Rate Preference Shares into UPC Ordinary Shares, in accordance with the terms of Increasing Rate Preference Shares, then, on the Conversion Date, UPC and UIHI shall be liable to Philips only for the consequences of events which occur after the Closing Date and prior to such Conversion Date but shall not have any liability under Sections 9.2(a) and 9.2(b) hereof, respectively for the consequences of any events which occur thereafter.

     (g)  Subordination.  (i)  Philips hereby agrees, for the benefit of the TD
          -------------
Lenders, that at any time at which (x) there are advances or loans outstanding under the TD Facility and (y) UPC is unable to make cash distributions in respect of its equity interests pursuant to the terms of TD Facility, Philips will take no action, and will cause each of its Affiliates not to take any action, to enforce or otherwise collect any claim or claims for indemnity under this Section 9.2 until the date on which UPC is able to make cash distributions in respect of the terms of its equity interests pursuant to the terms of the TD Facility; provided, that, if such claim or claims exceed $5.0 million in the
           --------
aggregate Philips may take action to enforce such claim or claims on the 181st day following the date that the Agent under the TD Facility is notified of such claims. This Agreement shall be solely for the benefit of the TD Lenders and shall in no way affect the obligations of UPC to Philips or its Affiliates under this Agreement.

     (ii) UPC hereby agrees that, to the extent that is entitled to make any cash distributions in respect of its equity interests pursuant to the terms of the TD Facility, it shall, nonetheless not make any such cash distributions until such time as all outstanding claims under this Section 9.2 have been paid in full.


                                   ARTICLE X

                               GOVERNANCE OF UPC
                               -----------------

      (S)10.  Interim Governance of UPC  (a)  From the date of this Agreement
              -------------------------
through earliest to occur of, (i) the date upon which Philips Media and UIHI reasonably determine in writing that the Transaction cannot be consummated and
(ii) December 1, 1997, the UIHI Parties shall have control of the day-to-day management of UPC.

     (b) Notwithstanding the immediately preceding paragraph (a), if an Alternate Consideration Event occurs and UPC issues the Increasing Rate Preference Shares to Philips Networks pursuant to Section 8.5 hereof, the UIHI Parties shall have control of the day-to-day management of UPC until the date (the "CONVERSION DATE") of the conversion of the Increasing Rate Preference Shares into UPC Ordinary Shares pursuant to the terms thereof; provided, that, during such period, Philips shall have all of the management rights to which it is entitled pursuant to this Article X.

     (c)  Notwithstanding anything contained in the foregoing paragraphs (a) and
(b), none of the Sellers shall be deemed to have forfeited, waived or agreed to forbear the enforcement of any of its rights under the Shareholders' Agreement including, without limitation, any right to require that any "Major Decision" (as such term is defined in the Shareholders' Agreement) be approved by a unanimous vote of each Philips Nominee and each UIHI Nominee (as such terms are defined in the Shareholders' Agreement); provided, that the Sellers shall, and shall procure that each of the Philips Nominees shall, approve all matters reasonably necessary to finance the Transaction; provided, further, that nothing contained herein shall require any Philips Nominee to violate any fiduciary duty or other requirement imposed by law in connection with such vote. Notwithstanding anything to the contrary contained in this Agreement, at all times prior to the later of the Closing Date or the Conversion Date, as the case may be, UPC shall, and UIHI and JVI shall cause UPC to, provide to Philips Networks and each Philips Nominee (as such term is defined in the Shareholders' Agreement) information substantially similar in type, amount and scope of detail to the information provided to Philips Networks and each Philips Nominee immediately prior to February 24, 1997.

      (S)10.  Post-Closing Governance.  (a)  Supervisory Board Representation.
              -----------------------        --------------------------------
During the period beginning on the Closing Date and ending on the date of the last to occur of (i) the first date on which the disposition by the Sellers and their Affiliates of Preference Shares (including, without limitation, any Preference Shares issued to the Sellers or their Affiliates in connection with the settlement of UPC's obligations under the SAR) or Increasing Rate Preference Shares, as the case may be, results in the Sellers and their Affiliates collectively owning Preference Shares or Increasing Rate Preference Shares, as the case may be, with a Fair Market Value of less than U.S. $50.0 million, (ii) the full release of Philips from any and all obligations or liabilities under the Vienna Agreements, and (iii) the date on which Philips is fully reimbursed for all Damages incurred by Philips relating to or arising out of the payment of any amounts due or the performance of any obligation under the Vienna Agreements, Philips Media shall be entitled to nominate one member of the Supervisory Board of UPC (the "PHILIPS MEDIA NOMINEE") who shall, subject to
Section 10.2(d) hold office until the next annual general meeting of the shareholders of UPC or until such person's successor is duly appointed and qualified. Philips Networks and JVI shall take all such action as may be necessary to amend the Articles of Association of UPC to provide that Philips Media may directly appoint the Philips Media Nominee to the Supervisory Board of UPC in conformity with Section 2:143 of the Dutch Civil Code. Notwithstanding the preceding sentence, if for any reason Philips Media is unable to directly appoint the Philips Media Nominee to the Supervisory Board of UPC, during such period, UIHI and JVI shall vote, or cause to be voted, each of the UPC Ordinary Shares directly or indirectly owned or controlled by either of them in favor of the election of such Philips Media Nominee.

     (b)  Vacancy.  During any period in which Philips Media is entitled to
          -------
nominate a Philips Media Nominee to the Supervisory Board of UPC, whenever a vacancy shall occur on the Supervisory Board of UPC as a result of the death, resignation, removal (subject to paragraph (c) below) or other action or inaction of the Philips Media Nominee, such vacancy shall be filled by a nominee of Philips Media and the person so nominated and elected shall become the Philips Media Nominee and shall hold office until the next annual general meeting of the shareholders of UPC or until such Person's successor is duly appointed and qualified. At any time and to the extent that Philips Media is unable to directly appoint such Philips Media Nominee to the UPC Supervisory Board in conformity with the Section 2:143 of the Dutch Civil Code, during such period, UIHI and JVI shall vote, or cause to be voted, each of the UPC Ordinary Shares directly or indirectly owned or controlled by either of them in favor of the appointment of the Person so nominated.

     (c)  Removal.  During any period in which Philips Media is entitled to
          -------
nominate a member of the Supervisory Board of UPC, no Philips Media Nominee may be removed as a member of the Supervisory Board of UPC without the express written consent of Philips Media. UIHI and JVI agree that if Philips Media notifies the UIHI Parties in writing of Philips Media's desire to remove the Philips Media Nominee from the Supervisory Board of UPC, UIHI and JVI shall do all things necessary pursuant to UPC's Articles of Association and the law of The Netherlands to remove such Philips Media Nominee and UIHI and JVI shall vote, or cause to be voted, each of the shares of UPC Ordinary Shares directly or indirectly owned or controlled by either of them in favor of the removal of such Philips Media Nominee. The term of any Philips Media Nominee so removed shall forthwith terminate and there shall be a vacancy on the Supervisory Board of UPC to be filled in accordance with Section 10.2(b) of this Agreement.

     (d)  Resignation.  At such time as Philips Media ceases to be entitled to
          -----------
nominate a member of the Supervisory Board of UPC, Philips Media shall, at the request of UIHI or JVI, take all such action as is necessary to cause such Philips Media Nominee to resign as a member of the Supervisory Board of UPC or take all such action as may be necessary pursuant to UPC's Articles of Association and the law of The Netherlands to remove such Philips Media Nominee.

      (S)10.  Meetings; Committees.  (a)  Notice; Access to Information.  UPC
              --------------------        -----------------------------
shall afford the Philips Media Nominee reasonable notice of all meetings of the Supervisory Board of UPC, which notice shall be given at least as far in advance of such meetings as such notice is afforded to the other members of the Supervisory Board of UPC and not fewer than five Business Days in advance of the meeting with respect to which such notice applies. The Philips Media Nominee shall be entitled to receive all information provided to all other members of the Supervisory Board of UPC in such nominee's capacity as a member of the Supervisory Board of UPC and shall have such access to the management and books and records of UPC as is afforded to the other members of the Supervisory Board of UPC or is necessary to protect the rights of Philips under this Agreement.

     (b)  Quorum.  A quorum for the transaction of business shall be present at
          ------
a meeting of the Supervisory Board of UPC if a majority of the members then in office are present (unless such members are present solely to object to such meeting). Each of UIHI and JVI shall do all things necessary, including, but not limited to, voting, or causing to be voted, any UPC Ordinary Shares directly or indirectly owned or controlled by either of them to amend the Articles of Association of UPC, to give effect to the preceding sentence. If at any meeting of the Supervisory Board of UPC there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained.

     (c)  Committees.  The Supervisory Board of UPC may, in its discretion,
          ----------
designate from among its members one or more committees. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them; provided that, during any period in which Philips Media is entitled to nominate a member of the UPC Supervisory Board, (x) such Philips Media Nominee shall be entitled to receive notice of and attend meetings of any such committee and (y) no such committee shall be empowered to take any of the actions requiring the consent of the Philips Media Nominee pursuant to Sections 10.4 and 10.5 of this Agreement unless the Philips Media Nominee is a member of such committee and votes in favor of taking such action. Each of UIHI and JVI shall do all things necessary, including, but not limited to, voting, or causing to be voted, any UPC Ordinary Shares directly or indirectly owned or controlled by either of them to amend the Articles of Association of UPC, to give effect to the preceding sentences.

      (S)10.  Approval of Certain Actions.  During such period as the Sellers
              ---------------------------
and their Affiliates continue to hold Preference Shares or Increasing Rate Preference Shares (including, without limitation, any Preference Shares issued to UPC in settlement of the SAR), as the case may be, with an aggregate Fair Market Value in excess of $50.0 million, the following actions shall require the approval of the Philips Media Nominee to the Supervisory Board of UPC, which approval shall not be unreasonably withheld:

              (a) a merger or consolidation of UPC with or into (x) UIHI or (y) any other entity which is not a direct or indirect wholly owned subsidiary of UPC;

              (b) the sale, transfer or other disposition or encumbrance (other than Permitted Liens), in one transaction or a series of related transactions, by UPC or any Subsidiary of UPC of assets aggregating more than 30% of the consolidated assets or generating more than 30% of the consolidated revenue from continuing operations of UPC to an entity that is not a direct or indirect majority owned Subsidiary of UPC; provided that Philips Media shall cause the Philips Media Nominee to vote to approve any encumbrance granted, or proposed to be granted, by UPC or any Subsidiary of UPC in connection with any bona fide financing transaction entered into, or proposed to be entered into, by UPC or any Subsidiary of UPC;

              (c) the sale, transfer or other disposition or encumbrance (other than Permitted Liens), in one transaction or a series of related transactions of any assets of UPC or any of its Subsidiaries that have a fair market value in excess of U.S. $5.0 million or for which the net proceeds received in connection therewith exceeds U.S. $5.0 million, to any person or entity for less than fair market value or otherwise on terms less favorable to UPC or any such Subsidiary than those generally found in an arm's-length transaction; provided that Philips Media shall cause the Philips Media Nominee to vote to approve any encumbrance granted, or proposed to be granted, by UPC or any Subsidiary of UPC in connection with any bona fide financing transaction entered into, or proposed to be entered into, by UPC or any Subsidiary of UPC;

          (d) the acquisition by UPC or any Subsidiary of UPC of any asset at a price in excess of fair market value or otherwise on terms less favorable to UPC or any such Subsidiary than those generally found in an arm's length transaction;

          (e) except to the extent provided in Sections 10.4(b), (c) or (f), hereof, the issuance, sale, transfer or other disposition or encumbrance (other than Permitted Liens), in one transaction or a series of related transactions, of any debt or equity interest in UPC or any Subsidiary of UPC for less than fair market value;

          (f) a proposal to declare any dividend or to redeem or otherwise make any distribution in respect of the equity interests of UPC, other than dividends or distributions which are (i) made in the ordinary course of business consistent with past practice, (ii) payable in UPC Ordinary Shares or (iii) contemplated by this Agreement;

          (g) the discontinuance, winding up, dissolution or liquidation of the affairs of UPC or of any Subsidiary of UPC with assets or earnings for the previous fiscal year aggregating more than 20% of UPC's consolidated assets or revenue from operations (a "MAJOR SUBSIDIARY") unless in connection therewith, such affairs will be continued in any Subsidiary of UPC or in UPC itself;

          (h) the taking of any action which would subject UPC to the "large company" (struktuur) regime under the law of The Netherlands;

          (i) any amendment, change, modification, revision, rescission or repeal of the Articles of Association or the Rules and Regulations of the Supervisory Board of UPC which could have an adverse effect on the rights or interests of Philips Media in respect of the governance of UPC or any voluntary adoption by UPC of the struktuur regime under the law of The Netherlands; and

          (j) the making by UPC or any Major Subsidiary of a general assignment for the benefit of the creditors of UPC or such Major Subsidiary, the appointment of a trustee, receiver, assignee, liquidator or similar official for UPC or any Major Subsidiary or for substantially all of the property of UPC or any Major Subsidiary, the commencement by UPC or any Major Subsidiary of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to UPC or any Major Subsidiary, or the determination to leave unstayed or otherwise forbear objection to any such proceeding or action taken or commenced by any person other than UPC or any UPC Major Subsidiary or the taking of any step preparatory to taking any of the foregoing actions by UPC or any Major Subsidiary;

provided that, this Section 10.4 shall not apply to (i) any grant of any security interest pursuant to any Security Document, (ii) any action taken by UPC or any Subsidiary of UPC with the agreement of all of the relevant Finance Parties after the occurrence of any material default under the TD Facility which continues unremedied and unwaived for a period of 30 consecutive days, so long as (x) such action does not require any Austrian Subsidiary to upstream any funds which Philips has been required to advance to any Austrian Subsidiary pursuant to its obligations under the Vienna Guaranty or the other Vienna Agreements and (y) such action would not materially and adversely affect the magnitude of the potential exposure of Philips under the Vienna Guaranty or the other Vienna Agreements or would not result in a claim being made against Philips pursuant to the Vienna Guaranty or the other Vienna Agreements, and (iii) any action taken by any Finance Party under the TD Facility or any Security Document entered into in connection with the TD Facility (collectively the "FINANCE DOCUMENTS") in connection with the enforcement of any security interest created by any Security Document, so long as such action is either (x) required or permitted to be taken by a Finance Party under any Finance Document or (y) required to be taken by UPC or any Subsidiary of UPC under any Finance Document.

      (S)10.5  Actions with Respect to the Vienna Agreements.  During any period
               ---------------------------------------------
of time during which Philips retains any liability pursuant to or on account of the Vienna Guaranty or the other Vienna Agreements the following matters shall require the approval of the Philips Media Nominee, unless such transaction results in the irrevocable elimination of any and all liability of Philips relating to or arising out of the Vienna Guaranty and the other Vienna
Agreements:

              (a) a merger or consolidation of UPC with or into (x) UIHI or (y) any other entity which is not a direct or indirect wholly-owned subsidiary of UPC;

              (b) the issuance or sale, transfer or other disposition of any debt or equity interest in any Austrian Subsidiary other than in compliance with Section 8.6(d) or other than (i) loans or advances to any Austrian Subsidiary made for contemporaneous value (x) by UPC or (y) by a TD Lender pursuant to, and in accordance with the terms of, the TD Facility or (ii) indebtedness of any Austrian Subsidiary (other than CNA) to trade creditors incurred in the ordinary course of business for bona fide commercial purposes;

              (c) a proposal to declare any dividend or to redeem or otherwise make any distribution in respect of the equity interests of Telekabel Wien if, after giving effect to (x) such dividend, redemption or other distribution and (y) any budgeted losses projected to occur at Telekabel Wien through the end of the next succeeding full fiscal year, such dividend, redemption or other distribution would cause the equity capital of such TeleKabel Wien to fall below 337.3 million Austrian Schillings.

              (d) the sale, transfer or other disposition or encumbrance (other than Permitted Liens), in one transaction or a series of related transactions, by CNA or any Subsidiary of CNA of assets aggregating more than 30% of the consolidated assets or generating more than 30% of the consolidated revenues from continuing operations of CNA to an entity that is not a direct or indirect wholly-owned Subsidiary of CNA;

          (e) the sale, transfer or other disposition or encumbrance (other than Permitted Liens), in one transaction or a series of related transactions of any assets of CNA or any of its Subsidiaries that have a fair market value in excess of U.S. $5.0 million or for which the net proceeds received in connection therewith exceeds U.S. $5.0 million, to any person or entity for less than fair market value or otherwise on terms less favorable to CNA or any such Subsidiary than those generally found in an arm's-length transaction;

          (f) the acquisition by CNA or any Subsidiary of CNA of any asset which has a fair market value in excess of U.S. $5.0 million or of which the aggregate purchase price (whether in cash, securities or other assets and whether or not contingent) exceeds $ 5.0 million from any person or entity at a price in excess of fair market value or otherwise on terms less favorable to CNA or any such Subsidiary than those generally found in an arm's length transaction;

          (g) the making by CNA or any Subsidiary of CNA of a general assignment for the benefit of the creditors of CNA or any such Subsidiary, the appointment of a trustee, receiver, assignee, liquidator or similar official for CNA or any Subsidiary of CNA or for substantially all of the property of CNA or any Subsidiary of CNA, the commencement by CNA or any Subsidiary of CNA of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to CNA or any Subsidiary of CNA, or the determination to leave unstayed or otherwise forbear objection to any such proceeding or action taken or commenced by any person other than CNA or any Subsidiary of CNA or the taking of any step preparatory to taking any of the foregoing actions by CNA or any Subsidiary of CNA;

          (h) any amendment, change, modification, revision, rescission or repeal of any Vienna Agreement or the Articles of Association of any Austrian Subsidiary that would increase Philips' exposure to Damages on account of any obligation under any Vienna Agreement; and

          (i) any other action including, but not limited to, (A) the acquisition by Telekabel Wien of any debt or equity interest in any Person,
     (B) the selection of management of Telekabel Wien which does not comply with the requirements of Section II.1.d of the Vienna Guaranty, (C) any action which would cause the development of the Vienna cable network to fall below normally applicable European standards and (D) any action which results in the cash flow of Vienna being used primarily for any other purpose other than the fulfillment of the objectives of Section II of the Vienna Guaranty, which, in any such case, would materially and adversely affect the magnitude of the potential exposure of Philips under the Vienna Guaranty or the other Vienna Agreements or would result in a claim being made against Philips pursuant to the Vienna Guaranty or the other Vienna Agreements; provided, that unless such action would result in a
                 --------
     claim being made against Philips pursuant to the Vienna Agreements, this clause 10.5(i) shall not restrict the ability of any Austrian Subsidiary to upstream funds to UPC;

provided that, this Section 10.5 shall not apply to (i) any grant of any security interest pursuant to any Security Document, (ii) any action taken by UPC or any Subsidiary of UPC with the agreement of all of the relevant Finance Parties after the occurrence of any material default under the TD Facility which continues unremedied and unwaived for a period of 30 consecutive days, so long as (x) such action does not require any Austrian Subsidiary to upstream any funds which Philips has been required to advance to any Austrian Subsidiary pursuant to its obligations under the Vienna Guaranty or the other Vienna Agreements and (y) such action would not materially and adversely affect the magnitude of the potential exposure of Philips under the Vienna Guaranty or the other Vienna Agreements or would not result in a claim being made against Philips pursuant to the Vienna Guaranty or the other Vienna Agreements, or (iii) any action taken by any Finance Party in connection with the enforcement of any security interest created by any Security Document, so long as such action is either (x) required or permitted to be taken by a Finance Party under any Finance Document or (y) required to be taken by UPC or any Subsidiary of UPC under any Finance Document.

      (S)10.6  Effectiveness of Article X.  Notwithstanding anything to the
               --------------------------
contrary under this Article X, Sections 10.2 through 10.5 shall become effective upon the Closing and shall have no force or effect otherwise.


                                   ARTICLE XI

                       TERMINATION; EFFECT OF TERMINATION
                       ----------------------------------

      (S)11.1  Events of Termination.  This Agreement may be terminated and the
               ---------------------
transactions contemplated hereby may be abandoned at any time prior to the
Closing:

              (a)  by mutual consent of the Parties;

              (b) by Philips Media, if, upon the expiration of the Financing Period, UPC has not entered into the TD Facility, or any other credit facility meeting the requirements of Section 8.8(a) hereof, on terms which provide UPC with sufficient funds to finance the transactions contemplated hereby;

              (c) by UIHI or Philips Media, if UIHI and Philips Media at any time agree in writing that (i) the Required Consents cannot be obtained,
     (ii) UIHI and/or UPC will be unable to obtain financing in an amount sufficient to consummate the Transaction or (iii) the Transaction cannot otherwise be consummated;

          (d) by UIHI or Philips Media, if the Closing Date shall not have occurred on or prior to December 1, 1997, unless the failure of the Closing Date to occur on or prior to December 1, 1997 is due to the material breach of any representation or warranty, or material failure to perform any of its covenants or agreements contained in this Agreement by the Party seeking to so terminate; or

          (e) by UIHI or Philips Media, if there shall be any law or regulation of any Governmental Authority that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or if any judgment, injunction, order or decree of any competent authority prohibiting such transaction is entered and such judg ment, injunction, order or decree shall have become final and nonappealable.

      (S)11.2  Effect of Termination.  In the event that this Agreement shall be
               ---------------------
terminated pursuant to Section 11.1 hereof all further obligations of the Parties hereto under this Agreement (other than the obligations of UIHI and JVI pursuant to Sections 11.3 and 12.3, which obligations will remain in full force and effect) shall terminate without further liability or obligation of any Party to the other hereunder; provided, however, that no Party shall be released from liability hereunder if this Agreement is terminated and the transactions abandoned by reason of (i) willful failure of such Party to have performed its obligations hereunder or (ii) any knowing misrepresentation made by such Party of any matter set forth herein.

      (S)11.3  Actions upon Termination.  Upon any termination of this Agreement
               ------------------------
(other than a termination of this Agreement by UIHI pursuant to Section 11.1(d) which is occasioned by the material untruth or inaccuracy of any representation or warranty made by any Seller in Article III of this Agreement or the material breach by Philips Media of any of its covenants or agreements contained herein), UIHI and JVI will, upon the request of Philips Media, cause their representatives on the Supervisory Board of UPC to vote, and will, if necessary, vote their respective shares in UPC, to cause UPC (i) to refinance (and to redeem for cash) the PIK Notes on commercially reasonable terms and for a price equal to the aggregate principal amount thereof plus all accrued and unpaid
                                                ----
interest thereon and (ii) to purchase for cash the UIHI Shares at a price equal to the Fair Market Value of such securities determined as of the date on which such purchase is made; provided that nothing contained herein shall require any such representative to violate any fiduciary duty or other requirement imposed by law in connection therewith. If applicable, UIHI and UPC shall use their reasonable best efforts (including the arranging of interim financing) to cause the transactions contemplated by the immediately preceding sentence to be consummated on or prior to December 1, 1997.


                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

      (S)12.1  Survival of Representations and Warranties.  Except for the
               ------------------------------------------
representations and warranties of the Sellers set forth in Sections 3.1 and 3.2 hereof, the representations and warranties of the UIHI Parties set forth in
Section 4.1 hereof and the representations and warranties of UPC set forth in Sections 5.1 and 5.4 hereof, which shall survive indefinitely, the representations and warranties of the Parties hereto contained in this Agreement shall not survive the Closing.

      (S)12.2  Applicable Law; Submission to Jurisdiction.  (a) This Agreement
               ------------------------------------------
and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

      (b) Each of the Parties agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of New York or the United States District Court for the Southern District of New York and, by execution and delivery of this Agreement, each Party hereby irrevocably submits itself in respect of its property, generally and unconditionally to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each Party irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each Party consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other matter permitted by law.

      (S)12.3  Confidentiality.  (a)  Each Party will, and will cause its
               ---------------
Affiliates to, maintain the confidentiality of this Agreement and the transaction contemplated hereby. No Party (nor any Affiliate thereof) shall issue any press release or make any other statement intended for public distribution or any announcement or other disclosure relating to, or connected with this Agreement and the transaction contemplated hereby without obtaining the prior approval of the other Parties; provided, that UIHI and UPC may disclose such terms of the transactions contemplated hereby as they reasonably consider necessary to obtain financing for such transactions or to obtain the Necessary Consents.

     (b) Notwithstanding the foregoing provisions, each of the Sellers, the UIHI Parties and UPC may, upon written notice to and consultation with the other Parties, issue or make a press release, announcement or other disclosure regarding this Agreement and the transactions contemplated hereby which such party reasonably determines to be required under applicable law or the applicable rules and regulations of any stock exchange, automated quotation system or self-regulatory organization on which such Party's securities are listed or of which such Party is a member or participant.

     (c) Each party will, and will cause its Affiliates and the Philips Media Nominee to, maintain in confidence all information received from UPC concerning the business, finances or methods of doing business used by UPC, any of its Subsidiaries or any other Entity in which UPC or any of its Subsidiaries directly or indirectly owns any interest or of their respective dealings, transactions or affairs, and shall use such information only for the benefit of UPC, such Subsidiary or other Entity as the case may be, and shall not disclose any such information to a third party or make any unauthorized use thereof.
Each Party will, and will cause its Affiliates and the Philips Media Nominee to, treat all such information with the same degree of care against disclosure or unauthorized use that it affords to its own confidential information. Notwithstanding the foregoing provisions, the obligation of confidentiality and non-use shall not apply to any information that (a) was not previously treated as confidential by UPC, such Subsidiary or other Entity, (b) is or becomes generally available to the public through no fault of the receiving party, (c) is independently developed by the receiving party, (d) is received in good faith from a third party who discloses such information to the receiving party on a non-confidential basis or (e) the receiving party reasonably determines is required to be disclosed by it under applicable law or the applicable rules and regulations of any stock exchange, automated quotation system or self-regulatory organization on which such party's securities are listed or of which such party is a member or participant. In addition, the obligation of confidentiality shall not apply to the following information with respect to each of the multi-channel television operating systems in which UPC has a direct or indirect interest: homes in service area, homes passed, basic subscribers, premium subscribers, basic penetration, revenues per subscriber, system capitalization per subscriber, and EBITDA.

      (S)12.4  Effect on Shareholder's Agreement.  (a)  Pre-Closing Effect.
               ---------------------------------        ------------------
Prior to the Closing Date, the Shareholders' Agreement shall remain in full force and effect; provided, that the UIHI Parties shall have control of the day-to-day management of UPC, as provided in Section 10.1 hereof, during the period from the date hereof up to and including the Closing Date.

     (b)  Consummation of the Private Placement; Cash Alternative.  If (x) the
          -------------------------------------------------------
Private Placement is, or (y) the transactions contemplated by Article IIA hereof are, consummated, the Shareholders' Agreement shall terminate upon the consummation thereof and Philips' sole rights to participate in the management of UPC shall be those rights afforded to it under Article X hereof or under applicable law.

     (c)  Alternate Consideration Event.  If there occurs an Alternate
          -----------------------------
Consideration Event then, notwithstanding anything contained therein, the Shareholders' Agreement shall remain in full force and effect until such time as all of the equity interests (including, but not limited to, any ordinary or preference shares) in UPC held by Philips are redeemed or repurchased by UPC; provided, that the UIHI Parties shall have control of the day-to-day management of UPC, as provided in Section 10.1 hereof, until the Conversion Date; provided, further, that, after the Conversion Date, Philips shall be entitled to participate fully in the day-to-day management of UPC, including, but not limited to, participation in the selection of the management board of

UPC and the provisions of the immediately preceding proviso shall be of no further force and effect.

      (S)12.5  Election.  (a) On or prior to the date (such date the "Election
               --------
Date") which is the earlier to occur of (x) October 31, 1997, and (y) the first Business Day immediately succeeding the date of the consummation of the pending sale by a subsidiary of UIHI of certain Argentine cable interests as previously publicly disclosed in UIHI's Form 8-K filed with the U.S. Securities and Exchange Commission on September 10, 1997, UIHI shall, on its own behalf and on behalf of JVI and UPC, by written notice delivered to Philips Media, irrevocably elect to comply with either Article II or Article IIA hereof. JVI and UPC hereby agree that, notwithstanding anything to the contrary contained herein or any notice to the contrary, the Sellers shall be entitled to rely conclusively on such notice, and JVI and UPC shall be bound by such election.

     (b) At UIHI's option, UIHI may on its own behalf, and on behalf of JVI and UPC, on or prior to the Election Date, irrevocably elect, by written notice delivered to Philips Media, to cause UPC to satisfy its obligation to issue the SAR on the Closing Date by agreeing to pay Philips Media the amount of U.S. $7.5 million at Closing in lieu of issuing the SAR. Failure to make such elections in a timely fashion shall obligate UIHI to issue the SAR. JVI and UPC hereby agree that, notwithstanding anything to the contrary contained herein or any notice to the contrary, the Sellers shall be entitled to rely conclusively on such notice, and JVI and UPC shall be bound by such election.

      (S)12.6  Headings.  The descriptive headings of the several Articles and
               --------
Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

      (S)12.7  Binding Effect; Benefit; Assignment.  This Agreement shall inure
               -----------------------------------
to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties; provided that any Seller under this Agreement may assign its rights hereunder in whole, but not in part, to any wholly-owned Subsidiary of PENV. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      (S)12.8  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, all of which taken together shall constitute one instrument.

      (S)12.9  Entire Agreement. This Agreement and the other documents referred
               ----------------
to herein or delivered pursuant hereto, collectively contain the entire understanding of the Parties with respect to the subject matter contained herein and supersede all prior agreements and understandings, oral and written, with respect thereto unless specifically set forth to the contrary herein.

    (S)12.10  Waiver; Amendments.  (a) General. At any time prior to the
              ------------------       -------
Closing, the Parties hereto may (i) extend the time for the performance of any of the obligations or other acts of any Party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Such extension or waiver shall be valid only if set forth in an instrument in writing signed by all the Parties hereto. This Agreement may not be changed orally, but only by an agreement in writing signed by all of the Parties. Each other Philips Person shall be bound by any amendment or waiver authorized under this
Section 12.10, whether or not it consents to such amendment or waiver.

     (b)  Certain Matters.  The parties hereto acknowledge that modifications to
          ---------------
Articles II and IIA of this Agreement may become necessary prior to the Closing in order to facilitate the closing of the TD Facility and to meet local legal requirements. Each party hereto agrees to negotiate in good faith in respect of any such modification requested by each other party, so long as the substantive provisions (including without limitation the economic benefits) of the Agreement relating to the consenting party's rights and obligations are not adversely affected.

    (S)12.11  Severability.  If any term, provision, covenant or restriction
              ------------
contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    (S)12.12  Fees and Expenses.  Except for costs associated with hedging
              -----------------
currency risks, which costs shall be borne by UPC and as otherwise expressly agreed herein, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby shall be paid by the Party incurring such costs and expenses.

    (S)12.13  Notices.  All notices, requests, demands, waivers and other
              -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or by mail or overnight courier, postage prepaid, or sent by telex, telegram or telecopier (confirmed by mail with postage prepaid), as follows:

          (a)  if to either Seller, to it at:

               Philips Media B.V.
               P.O. Box 218
               5600 MD Eindhoven
               The Netherlands

               Attention:  Corporate Legal Department

               with a copy to:

               White & Case
               1155 Avenue of the Americas
               New York, New York  10036

               Telephone:  (212) 819-8200
               Telecopier: (212) 354-8113

               Attention:  William F. Wynne, Jr., Esq.

          (b)  if to UPC, to it at:

               United and Philips Communications B.V.
               Fred. Roeskestraat 123
               1076 EE Amsterdam

               Attention:  Senior Managing Director

               Telephone:  (31-20) 578-9840
               Telecopier: (31-20) 578-9871

          (c)  and if to either UIHI Party, to it at

               United International Holdings, Inc.
               4643 South Ulster Street
               Suite 1300
               Denver, Colorado  80237

               Telephone:  (303) 770-4001
               Telecopier: (303) 770-4207

               Attention: President and Legal Department with a copy to:

               Holme Roberts & Owen LLP
               Suite 4100
               1700 Lincoln
               Denver, Colorado  80203

               Telephone:  (303) 861-7000
               Telecopier: (303) 866-0200

               Attention:  W. Dean Salter, Esq.

or to such other Person or address as any Party shall specify by notice in writing to each of the other Parties. Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third Business Day after the mailing thereof, and unless if by overnight courier, in which case on the second Business Day after the dispatch thereof.

      (S)12.14 Currency.  All references in this Agreement to "U.S. Dollars" or
               --------
"U.S. $" are references to the lawful currency of the United States. All references to "NLG" or "Dutch Guilders" are references to the lawful currency of The Netherlands.


                            [SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, the each of the Parties hereto have caused this Agreement to be duly executed as of the date first above written.


                         PHILIPS MEDIA B.V.


                         By  /s/ R.J.A. de Lange
                           --------------------------------------
                           Name: R. J. A. de Lange
                           Title:


                         By
                           --------------------------------------
                           Name:
                           Title:


                         PHILIPS MEDIA NETWORKS B.V.


                         By  /s/ R.J.A. de Lange
                           --------------------------------------
                           Name: R. J. A. de Lange
                           Title:


                         By
                           --------------------------------------
                           Name:
                           Title:


                         UNITED INTERNATIONAL HOLDINGS, INC.


                         By  /s/ J. Timothy Bryan
                           --------------------------------------
                           Name:  J. Timothy Bryan
                           Title:  Chief Financial Officer


                         JOINT VENTURE, INC.


                         By  /s/ J. Timothy Bryan
                           --------------------------------------
                           Name:  J. Timothy Bryan
                           Title:  Vice President

                         UNITED AND PHILIPS COMMUNICATIONS
                         B.V.


                         By  /s/ Mark L. Schneider
                           ---------------------------------------------------
                           Name:  Mark L. Schneider
                           Title: Managing Director


                         By  /s/ Donald Miller-Jones
                           ---------------------------------------------------
                           Name:  Donald Miller-Jones
                           Title:  Managing Director

                              [Schedules Omitted]

                                                                       EXHIBIT A
                                                                       ---------


                       STOCK APPRECIATION RIGHT AGREEMENT
                       ----------------------------------


          THIS STOCK APPRECIATION RIGHT AGREEMENT (this "AGREEMENT") dated _________, 1997, is issued by [UNITED AND PHILIPS COMMUNICATIONS B.V.], a [private company with limited liability] organized under the laws of The Netherlands ("ISSUER") to PHILIPS MEDIA NETWORKS B.V., a private company with limited liability organized under the laws of The Netherlands ("PHILIPS NETWORKS" and together with its successors, assigns and transferees, the "HOLDER").

                                R E C I T A L S
                                ---------------

          WHEREAS, Philips Media B.V., Philips Networks B.V., United International Holdings, Inc. ("UIHI"), Joint Venture, Inc. and the Issuer have entered into a Securities Purchase and Conversion Agreement dated as of October 7, 1997 herewith (the "TRANSACTION AGREEMENT") pursuant to which Issuer has agreed to acquire certain securities issued by the Issuer and by UIHI and owned by Philips Media B.V. and to convert certain of the ordinary shares of the Issuer held by Philips Networks into preference shares of the Issuer, all on the terms set forth therein;

          WHEREAS, as part of the consideration to be delivered to Philips Media pursuant to the Transaction Agreement, the Issuer has agreed to issue the Right (as hereinafter defined) to Philips Networks; and

          WHEREAS, the issuance of the Right is a condition to the consummation of the transactions contemplated by the Transaction Agreement;


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  As used herein, the following words shall
                      -----------
have the following meanings:

          "Affiliate" shall mean, with reference to any Person, any other Person
           ---------
which Controls, is Controlled by or is under common Control with such Person.

          "Agreement" shall have the meaning set forth in the preliminary
           ---------
statement hereto.

          "Appraisal Date" shall have the meaning set forth in Section 7(c)
           --------------
hereof.

          "Beneficially Own" and "Beneficial Ownership" shall have the meanings
           ----------------       --------------------
specified therefor in Rule 13d-3 under the Exchange Act, except that no Person shall be deemed to Beneficially Own, or have acquired Beneficial Ownership of, any Voting Securities of UIHI owned by another Person solely as a result of (x) such Person's status as an officer or director of UIHI or (y) the fact that such Person is or becomes a party to the UIH Stockholders' Agreement.

          "Business Day" shall mean any day, excluding Saturday, Sunday or any
           ------------
day which shall be a legal holiday, in The Netherlands.

          "Change of Control" shall mean, with respect to any Entity, (A) any
           -----------------
transaction or series of related transactions (including, without limitation, a tender offer, merger or consolidation) the result of which is that any Person or group, together with its Affiliates, becomes the Beneficial Owner (except by reason of a purchase agreement which remains conditional on the happening of certain events, other than accuracy of representations, that are not within the control of such Person or group) of more than 50% (or, in the case of UIHI, 30%) of the total aggregate voting power of all classes of the outstanding Voting Securities of the affected Entity and/or warrants or options to acquire such Voting Securities (for the purpose of such calculation, Voting Securities with respect to which such options or warrants may be exercised shall be deemed outstanding, but no other Voting Securities with respect to which other options or warrants may be exercised shall be considered outstanding), (B) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted such Entity's Board of Directors, Supervisory Board or similar decision-making body (together with any new directors whose election by such Entity's Board of Directors, Supervisory Board or similar decision-making body or whose nomination for election by such Entity's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the directors then in office, or (C) the sale, lease or transfer of all or substantially all of the assets of such Entity in a single transaction or series of related transactions, provided that the sale, lease or transfer of assets of an Entity unrelated to the Issuer shall not constitute a "Change of Control".

          Notwithstanding the foregoing, no "Change of Control", as contemplated by clause (A) of the immediately preceding paragraph, shall be deemed to have occurred solely as a result of any of the following circumstances (x) with respect to UIHI only, if Apollo Cable Partners L.P. ("APOLLO CABLE") and any direct or indirect transferee of Apollo Cable's interest in UIHI, together with each of their respective Affiliates, purchases securities of UIHI such that, as a consequence of such purchase, Apollo Cable, such transferee and each of their respective

Affiliates owns an amount of Voting Securities and/or options or warrants to acquire such Voting Securities (for the purpose of such calculation, shares of Voting Securities with respect to which such options or warrants may be exercised shall be deemed outstanding, but no other shares of Voting Securities with respect to which other options or warrants may be exercised shall be considered outstanding) constituting no more than 32.27% of the aggregate Voting Securities of UIHI, (y) with respect to UIHI only, (1) if any Person listed on
Schedule 1 attached hereto, together with such Person's spouse, children and stepchildren, Beneficially Owns less than 50% of the aggregate voting power of all classes of the outstanding Voting Securities of UIHI, which beneficial ownership would otherwise be deemed a Change of Control, or (2) (except as specifically permitted in clause (3) below) if all the Persons listed on
Schedule 1 attached hereto, together with their spouses, children and stepchildren, Beneficially Own, in the aggregate more than 30% of the aggregate voting power of all classes of the outstanding Voting Securities of UIHI so long as (except as specifically permitted in clause (3) below) no single Person listed on Schedule 1, together with such Person's spouse, children and stepchildren and Affiliates, Beneficially Owns 50% or more of the aggregate voting power of all classes of the outstanding Voting Securities of UIHI, which beneficial ownership would otherwise be deemed a Change of Control, or (3) if Gene W. Schneider or Mark L. Schneider individually or in the aggregate Beneficially Own more than 30% of the total aggregate voting power of all classes of the outstanding Voting Securities of UIHI, which beneficial ownership would otherwise be deemed a Change of Control or (z) with respect to the Issuer and UIHI, if Philips Networks or any of its Affiliates acquires an amount of Voting Securities of the Issuer or UIHI, as the case may be, which, but for the application of this clause (z), would constitute a Change of Control.

          Additionally, if (A) at any time, the Founders (as defined in the UIH Stockholders' Agreement) are entitled under the UIH Stockholders' Agreement to nominate for election to the Board of Directors of UIHI a number of Persons who comprise at least a majority of the entire Board of Directors of UIHI, and the Persons then obligated under the UIH Stockholders' Agreement to vote for such Persons to serve on the Board of Directors, Beneficially Own Voting Securities of UIHI having aggregate voting power sufficient to elect such majority of the entire Board of Directors of UIHI, no Change of Control shall be deemed to have occurred as the result of any facts or circumstances that would otherwise constitute a Change of Control for purposes of this Agreement or (B) Gene W. Schneider and/or Mark L. Schneider individually, or in the aggregate, Beneficially Own more than 30% of the total aggregate voting power of all classes of the outstanding Voting Securities of UIHI and such aggregate Beneficial Ownership exceeds the Beneficial Ownership of Voting Securities of each other Person who Beneficially Owns in excess of 30% of the outstanding Voting Securities of UIHI, the Beneficial Ownership of such other Person shall not constitute a Change of Control for purposes of this Agreement.

          Additionally, notwithstanding the foregoing, no "Change of Control", as contemplated by this Agreement shall be deemed to have occurred solely as a result of (x) the transfer of any Voting Securities or assets of Joint Venture, Inc., as the case may be, to any direct or indirect wholly-owned Subsidiary of UIHI or to any majority-owned Subsidiary of UIHI that is a Qualified Person (as such term is defined in the Stockholders' Agreement) or (y) the pledge of any Voting Securities of any of the Issuer, any of the Issuer's Subsidiaries, Joint Venture, Inc. or UIHI in a bona fide financing transaction, as a result of which pledge the pledgee of such Voting Securities may, upon the occurrence of an event of default with respect to such financing, obtain the right to vote such Voting Securities.

          "Contingent Trigger Event" shall mean (a) the sale, transfer or other
           ------------------------
disposition or encumbrance (other than (x) Permitted Liens and (y) encumbrances granted in connection with a bona fide financing transaction entered into by the Issuer or any Subsidiary of the Issuer), in one transaction or a series of related transactions of any assets of the Issuer or any of its Subsidiaries that have a fair market value in excess of U.S.$100.0 million, or for which the net proceeds received in connection therewith exceeds U.S.$100.0 million, to any Person or Entity for less than fair market value or otherwise on terms less favorable to the Issuer than those generally available in an arm's length transaction; (b) the acquisition by the Issuer or any Subsidiary of the Issuer of any asset that has a fair market value in excess of U.S.$100.0 million or for which the net proceeds received in connection therewith exceeds U.S.$100.0 million at a price in excess of fair market value or otherwise on terms less favorable to the Issuer or such Subsidiary than those generally available in an arm's length transaction; (c) except to the extent provided in clause (a) hereof the issuance, sale, transfer or other disposition or encumbrance, in one transaction or a series of related transactions of any debt or equity interest in the Issuer or any Subsidiary of the Issuer for less than fair market value;
(d) a proposal to declare any dividend or to redeem or otherwise make any distribution in respect of the equity interests of the Issuer, other than (x) dividends or distributions which are (i) made in the ordinary course of business consistent with past practice or (ii) payable in the ordinary shares of the Issuer and (y) dividends distributions and payments in redemption which are contemplated by the Transaction Agreement; and (e) the discontinuance, winding up, dissolution or liquidation of the affairs of the Issuer or of any Subsidiary of the Issuer with assets or earnings for the previous fiscal year aggregating more than 20% of the Issuer's consolidated assets or income from operations unless in connection therewith such affairs will be continued in their entirety in any Subsidiary of the Issuer, or in the Issuer itself; provided, however, that no Contingent Trigger Event shall be deemed to occur at any time at which Philips Media is entitled to nominate a representative to the Supervisory Board of the Issuer pursuant to the terms of the Transaction Agreement.

          "Control" shall mean the power to vote more than 50% of the Voting
           -------
Securities of an Entity or otherwise control the management and affairs of such Entity (including by way of the power to veto any material act or decision).

          "Election Notice" shall have the meaning set forth in Section 6(b)
           ---------------
hereof.

          "Elective Settlement Event" shall mean the earlier to occur of (x) the
           -------------------------
occurrence of a Liquidity Event with respect to which the Holder delivers an Election Notice and (y) the occurrence of a Contingent Trigger Event with respect to which the Holder delivers an Election Notice.

          "Elective Settlement Event Notice" shall have the meaning set forth in
           --------------------------------
Section 6(b) hereof.

          "Entity" shall mean any Person that is not a natural person.
           ------

          "Equity Value" shall have the meaning set forth in Section 7 hereof.
           ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Exercise Period" means the period commencing on the date of this
           ---------------
Agreement and ending on February 24, 1999.

          "Holder" shall have the meaning set forth in the preliminary statement
           ------
hereto.

          "Incremental Equity Value" shall mean, as of any Appraisal Date, the
           ------------------------
Equity Value of the Issuer minus an amount equal to the Initial Equity Value.

          "Independent Investment Banker" shall have the meaning set forth in
           -----------------------------
Section 7(c) hereof.

          "Initial Equity Value" shall mean (i) if UIHI elects, pursuant to
           --------------------
Section 12.5 of the Transaction Agreement, to comply with Article II thereof, U.S. $480.0 million or (ii) if UIHI elects, pursuant to Section 12.5 of the Transaction Agreement, to comply with Article IIA thereof, an amount equal to
(x) U.S. $480.0 million, minus (y) U.S. $162.5 million, plus (z) an amount in U.S. Dollars equal to the aggregate principal amount of the JVI Notes, as such term is defined in the Transaction Agreement.

          "Issuer" shall have the meaning set forth in the preliminary statement
           ------
hereof.

          "Liquidity Event" shall mean (a) a Change of Control of the Issuer or
           ---------------
any Entity directly or indirectly Controlling the Issuer, (b) the sale, transfer or other disposition in one transaction or a series of related transactions, of assets of the Issuer or any Subsidiary of the Issuer aggregating more than 30% of the consolidated assets or income from operations of the Issuer to a bona fide third-party purchaser or purchasers in an arm's length transaction, or (c) a merger or consolidation of the Issuer with or into (i) UIHI or (ii) any Entity which is not an Affiliate of the Issuer in a bona fide third-party transaction negotiated on an arm's length basis.

          "Mandatory Settlement Event" shall mean the earlier to occur of (x)
           --------------------------
the consummation of a Public Offering and (y) February 24, 1999.

          "Mandatory Settlement Event Notice" shall have the meaning set forth
           ---------------------------------
in Schedule 6(a) hereof.

          "Maximum Settlement Amount" shall mean U.S. $30.0 million.
           -------------------------

          "Permitted Liens" shall mean (i) encumbrances in favor of the Issuer
           ---------------
or its Subsidiaries, (ii) encumbrances to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a similar nature, incurred in the ordinary course of business and (iii) liens for taxes, assessments or governmental charges, claims or encumbrances otherwise created by operation of law.

          "Person" shall mean and include any natural person, partnership,
           ------
association, joint stock company, joint venture, corporation, trust, limited liability company, unincorporated organization, or a government, agency or entity or political subdivision thereof.

          "Philips Networks" shall have the meaning set forth in the preliminary
           ----------------
statement hereof.

          "Public Offering" shall mean the closing of either a primary or
           ---------------
secondary public offering of ordinary shares of the Issuer entitled to vote on all matters submitted to the vote of the general meeting of holders of such ordinary shares in an amount equal to or greater than 20% of the issued and outstanding share capital of the Issuer immediately prior to the closing of such transaction.

          "Redemption Date" shall have the meaning set forth in Section 9(b)
           ---------------
hereof.

          "Redemption Price" shall have the meaning set forth in Section 9(a)
           ----------------
hereof.

          "Right" shall have the meaning set forth in Section 2 hereof.
           -----

          "Settlement Amount" shall mean ten percent (10%) of the Incremental
           -----------------
Equity Value; provided that, if the Settlement Amount exceeds the Maximum Settlement Amount, the Settlement Amount shall be deemed to be the Maximum Settlement Amount.

          "Settlement Date" shall have the meaning set forth in Section 8(a)
           ---------------
hereof.

          "Settlement Event" shall mean (x) a Mandatory Settlement Event or (y)
           ----------------
an Elective Settlement Event with respect to which the Holder delivers an Election Notice.

          "Settlement Event Notice" shall mean a Mandatory Settlement Event
           -----------------------
Notice or an Elective Settlement Event Notice.

          "Spin-Off Equity Amount" shall have the meaning set forth in Section
           ----------------------
7(c)(iii) hereof.

          "Spin-Off Transaction" shall have the meaning set forth in Section
           --------------------
7(c)(iii) hereof.

          "Stockholders' Agreement" shall mean that certain Stockholders'
           -----------------------
Agreement, dated July 13, 1995, among Philips Media B.V., Philips Networks, UIHI and Joint Venture, Inc.

          "Subsidiary"  shall mean, with respect to any Person, (x) any
           ----------
partnership of which such Person is a general partner or of which such Person's Subsidiary is a general partner or (y) any other Entity which, at the time as of which any determination is being made is Controlled by such Person.

          "Transaction Agreement" shall have the meaning set forth in the first
           ---------------------
recital hereof.

          "UIH Stockholders' Agreement"  shall mean that certain Stockholders'
           ---------------------------
Agreement dated April 13, 1993, among UIHI, United International Holdings, a Colorado general partnership, Apollo Cable and certain partners of United International Holdings, as amended by letter agreement dated May 2, 1994 (as the same may be amended from time to time in a manner that does not affect materially the voting rights or obligations of the parties thereunder).

          "UIHI" shall have the meaning set forth in the first recital hereto.
           ----

          "U.S. Dollars" or "U.S. $" shall mean the lawful currency of the
           ------------      ------
United States of America.

          "Voting Securities" shall mean, with respect to any Entity, any shares
           -----------------
of stock or other equity interest thereof having general voting power under ordinary circumstances to elect a majority of the Board of Directors, Supervisory Board or other final decision making body of such Entity (irrespective of whether at the time any other class or classes of equity interests of such Entity shall have or might have voting power by reason of the happening of any contingency).

          Section  Grant of Right.  The Issuer hereby grants to the Holder the
                   --------------
right (the "RIGHT") exercisable during the Exercise Period in accordance with the terms of Section 6 hereof, to require payment from the Issuer of the Settlement Amount in accordance with and subject to the provisions of this Agreement.

    Section    Transfer and Assignment of Right.  Assignment.  Subject to
               --------------------------------   ----------
Section 3(b), the Holder may assign its rights under this Agreement in whole, but not in part, to any Person without the consent of the Issuer; provided that the Holder may not assign its rights under this Agreement after the earliest to occur of (x) the date on which any Redemption Notice is issued in respect of the Right, (y) the date on which any Mandatory Settlement Event Notice is delivered to the Holder in respect of the Right or (z) the date on which an Election Notice is delivered in respect of an Elective Settlement Event. The Issuer may not assign its rights or obligations hereunder without the express written consent of the Holder.

               Transfer Restriction.  This Agreement may not be transferred or
               --------------------
assigned by the Holder unless it is registered pursuant to the Securities Act of 1933, as amended from time to time, and registered or qualified under the applicable law of any State or territory of the United States or is transferred in a transaction which is exempt from registration under the Securities Act of 1933, as amended from time to time, and the applicable law of any such State or territory.

    Section    Representations and Warranties of the Issuer.  The Issuer
               --------------------------------------------
represents and warrants to the Holder as follows:

               Authorization.  The Issuer has all necessary power and authority
               -------------
to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Issuer of this Agreement has been duly authorized by all necessary action; this Agreement has been duly executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability, may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights generally and to general equitable principles.

               Valid Issuances.  Any additional preference shares or ordinary
               ---------------
shares of the Issuer issued and delivered in settlement of the Right in accordance with Section 8(b), 8(d) or 9(a) hereof, will be validly issued, fully paid and non-assessable, with no liability on the part of the holder thereof, and are not (and will not be) subject to any preemptive rights, rights of first refusal or rights of first offer.

               No Breach.  None of the execution and delivery of this Agreement,
               ---------
the consummation of the transactions contemplated herein or therein and, upon the exercise of the Right, the issuance of any additional preference shares or ordinary shares in satisfaction of any Settlement Amount as permitted by Section 8(b), 8(d) or 9(a) hereof, or compliance with any other term or provision hereof or thereof, will (A) conflict with or result in a breach of, or require any consent under, (i) the Articles of Association of the Issuer, (ii) any applicable law or regulation, (iii) any order, writ, injunction or decree of any court or governmental authority or agency, or (iv) any agreement or instrument to which the Issuer is a party or by which it is bound or to which any of its properties or assets is subject, or (B) constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Issuer pursuant to the terms of any such agreement or instrument.

               Approvals.  No authorizations, approvals or consents of, and no
               ---------
filings or registrations with, any governmental or regulatory authority or agency, which have not already been made or obtained (in each case, other than certain authorizations, approvals and consents of, and filings and registrations with, the Ministry of Justice of The Netherlands which it may be necessary to obtain or make in connection with the settlement of the Right in the equity securities of the Issuer), are necessary for the execution, delivery or performance by the Issuer of its obligations under this Agreement, the consummation of the transactions contemplated herein or therein or the validity or enforceability hereof or thereof.

          Section    Covenants.  Information.  The Issuer covenants and agrees
                     ---------   -----------
that it will (i) deliver to the Holder such financial statements and other information regarding the Issuer or any of its subsidiaries that the Issuer is obligated to prepare and deliver to any shareholder of the Issuer, solely in its capacity as a shareholder, in each case at the same time such financial statements and other information are delivered to any such shareholder and (ii) subject to appropriate confidentiality arrangements, permit the Holder to examine and make extracts and copies from the books and records of the Issuer during normal business hours.

               Certain Consents.  The Issuer shall obtain all authorizations,
               ----------------
approvals, and consents and make all filings and registrations necessary to effect the settlement of the Right in the equity securities of the Issuer prior to the relevant Settlement Date. If all such consents are not obtained prior to such Settlement Date, then the Issuer shall settle such Right solely in cash.

          Section    Exercise of Right.  Mandatory Exercise.  Upon the
                     -----------------   ------------------
occurrence of a Mandatory Settlement Event, the Right shall be deemed to be exercised by the Holder thereof and the Issuer shall calculate the Equity Value of the Issuer in accordance with Section 8 hereof. Upon the occurrence of a Mandatory Settlement Event, the Issuer shall promptly provide the Holder with notice (a "MANDATORY SETTLEMENT EVENT NOTICE"), of such Mandatory Settlement Event.

               Elective Exercise.  Upon the occurrence of an Elective Settlement
               -----------------
Event, the Holder may elect to exercise all, but not less than all, of its interest in the Right. Upon the occurrence of an Elective Settlement Event, the Issuer shall promptly provide the Holder with notice (an "ELECTIVE SETTLEMENT EVENT NOTICE") of the occurrence of such Elective Settlement Event which such notice shall be accompanied by a copy of the most recent consolidated quarterly financial statements of the Issuer, and a statement setting forth the pro forma effects, if any, of such Elective Settlement Event on the shareholders' equity of the Issuer. The Holder shall, within thirty (30) days of the receipt of any such Settlement Event Notice, notify the Issuer whether the Holder elects to exercise its interest in the Right in connection with such Elective Settlement Event (such notice an "ELECTION NOTICE"); provided that failure of the Holder to respond to an Elective Settlement Event Notice shall be deemed to be an election by the Holder not to exercise the Right in respect of such Elective Settlement Event. An Election Notice may be delivered in respect of all (but not less than all) of the Holder's interest in the Right. If the Holder elects to exercise its interest in the Right in respect of the Elective Settlement Event that is the subject of such Elective Settlement Event Notice, the Issuer shall proceed to calculate the Equity Value of the Issuer in accordance with Section 7 of this Agreement.

    Section    Calculation of Equity Value.  Public Offering.  If the Settlement
               ---------------------------   ---------------
Event triggering a requirement that the Equity Value of the Issuer be determined is a Public Offering, such Equity Value shall be the sum of (A) the number of ordinary shares of the Issuer outstanding after the closing of the Public Offering multiplied by the price of such ordinary shares at the close of trading
         ---------- --
of such ordinary shares on the date such Public Offering is consummated on the primary exchange on which such ordinary shares are listed and (B) the fair market value (calculated without respect to (x) the illiquidity thereof or (y) any discount attributable to a minority holding) of any outstanding preference shares of the Issuer on the date of the closing of such Public Offering, as such Equity Value may be adjusted pursuant to Section 7(d) hereof.

               Other Settlement Events.  If the Settlement Event triggering a
               -----------------------
requirement that the Settlement Amount be determined is not a Public Offering, the "EQUITY VALUE" of the Issuer shall be determined in accordance with Section 7(c)and 7(d) hereof.

               Valuation.  (i) The Equity Value of the Issuer calculated in
               ---------
accordance with Section 7(a) or Section 7(b) of this Agreement, as the case may be, together with the amount of any adjustments to the Equity Value of the Issuer pursuant to Section 7(d) of this Agreement, shall be determined as of the date (the "APPRAISAL DATE") of the applicable Settlement Event. Such Equity Value shall be determined by a panel of two independent investment banking firms (each an "INDEPENDENT INVESTMENT BANKER"), one of which shall be designated by the Holder and the other of which shall be designated by the Issuer and both of which shall have had experience valuing companies in the multi-channel subscription television industry in the United States or Western Europe. Such designations shall be made as promptly as possible after delivery of a Mandatory Settlement Event Notice (in the case of a Mandatory Settlement Event) or an Election Notice (with respect to an Elective Settlement Event) pursuant to
Section 6(a) or Section 6(b) hereof, as the case may be. The Issuer shall afford each Independent Investment Banker and its representatives full access during normal business hours to the properties, books and records of the Issuer and its Subsidiaries and shall cause the Issuer's officers and employees and the officers and employees of the Issuer's Subsidiaries to furnish such additional financial and operating data and other information as the Independent Investment Bankers and their representatives shall from time to time reasonably request. Each of the Issuer and the Holder shall cause the Independent Investment Banker designated by it to submit its written determination of the equity value of the Issuer calculated in accordance with
Section 7(a) or Section 7(b), as the case may be, and the amount of any adjustments pursuant to Section 7(d) hereof, to the Management Board of the Issuer and to the Holder within 30 days after the date of its retention. If the higher of the two equity values of the Issuer as determined by the two Independent Investment Bankers determined pursuant to Section 7(a) or Section 7(b) hereof, as the case may be, and as adjusted pursuant to Section 7(d) of this Agreement, is not greater than 110% of the lower of such equity values, the Equity Value of the Issuer shall be the average of such two determinations. If the higher determination of such equity value is greater than 110% of the lower determination, then such two Independent Investment Bankers shall jointly select, within ten days after the date on which they are informed of such difference by the Issuer and the Holder, a third Independent Investment Banker to be retained by the Issuer. Such third Independent Investment Banker shall deliver its written determination of the equity value of the Issuer as of the Appraisal Date calculated in accordance with Section 7(a) or Section 7(b) of this Agreement, as the case may be, and adjusted pursuant to Section 7(d), within 30 days after its retention, and the Equity Value of the Issuer shall be the average of the two closest determina tions of such equity value or, if there are not two closest determinations of such equity value, the average of all three determinations of such equity value. The Equity Value of the Issuer shall be expressed in U.S. Dollars. The fees and expenses of such Independent Investment Bankers shall paid by the Issuer.

          (ii) In the event that (x) the Issuer is merged with and into any other Entity, (y) any other Entity is merged with and into the Issuer or (z) the Issuer and any other Entity are consolidated or combined in any other fashion (each a "MERGER TRANSACTION") then the surviving Entity in any such Transaction shall be treated as the Issuer for all purposes of this Agreement and the Equity Value of the Issuer shall be determined by multiplying the Equity Value of the Issuer on the Appraisal Date, as determined pursuant to Section 7(a) or 7(b) above (as further adjusted pursuant to Section 7(d)) by a fraction the numerator of which is the Equity Value of the Issuer immediately prior to the consummation of the Merger Transaction and the denominator of which is the Equity Value of the surviving entity immediately after the consummation of such Merger Transaction. Such adjustment shall be calculated successively in respect of each Merger Transaction.

          (iii) In the event that (x) the Issuer conducts a demerger of or (y) spins off any portion of its business or operations (each a "SPIN-OFF TRANSACTION"), then the Issuer shall cause the Equity Value of such demerged or spun-off entity to be determined pursuant to Section 7(a) or 7(b) above (as further adjusted pursuant to Section 7(d)) (the "SPIN-OFF EQUITY AMOUNT").

Upon the occurrence of a Settlement Event, the Equity Value of the Issuer shall be adjusted by adding thereto such Spin-Off Equity Amount plus interest thereon
                                                          ----
from the date of the consummation of the corresponding Spin-Off Transaction at the rate of ___% per annum. Such adjustment shall be calculated upon the occurrence of each Spin-Off Transaction.

               Adjustments to Equity Value.  For all purposes of this Agreement,
               ---------------------------
the Equity Value of the Issuer, as determined pursuant to Section 7(a) or 7(b), above, as the case may be, shall be adjusted as follows: (A) by adding to such Equity Value an amount equal to the aggregate amount of all dividends, payments in redemption of and other distributions of any kind in respect of (x) the ordinary shares of the Issuer and (y) any preference shares of the Issuer issued after the date of this Agreement, in each case which were paid or otherwise distributed since the date of this Agreement and except for dividends, payments in redemption and other distributions paid in ordinary shares or preference shares of the Issuer; (B) by adding to such Equity Value an amount equal to all fees paid by the issuer to (i) Donaldson, Lufkin & Jenrette Securities Corporation or any Affiliate thereof or (ii) any other financial advisor engaged by the Issuer or UIHI in connection with the redemption of the Increasing Rate Preferred or the implementation of any Strategic Plan, (as such terms are defined in the Transaction Agreement) together with any amount paid to third parties in reimbursement for the payment of any such fees in connection with the transactions contemplated by the Transaction Agreement, as permitted by Sections 4.3, 5.7, 8.5(c) and 8.6(c) of the Transaction Agreement; (C) by adding to such Equity Value an amount equal to any reduction in the equity value of the Issuer resulting from any transaction or series of related transactions conducted at other than fair market value; and (D) by subtracting from such equity value an amount equal to the aggregate amount of all additional contributions to the share capital of the Issuer (whether in cash or property) made from and after the date of this Agreement (other than any share capital contributed to the Issuer in connection with the Settlement Event pursuant to which the Holder elects or is deemed to elect to exercise the Right).

    Section    Settlement.  Cash Settlement.  On or before the third Business
               ----------   ---------------
Day (a "SETTLEMENT DATE") after a final determination of the Equity Value of the Issuer in accordance with Section 7 of this Agreement, the Issuer shall pay to the Holder the Settlement Amount in respect of the Right against surrender of this Agreement by wire transfer of immediately available funds to a bank account or accounts specified by the Holder at least two Business Days before such payment is due.

               Settlement in Additional Securities.  Notwithstanding the
               -----------------------------------
foregoing, all or any portion of the Issuer's obligation to pay the Settlement Amount to the Holder against surrender of this Agreement may be satisfied by the issuance by the Issuer on or prior to the Settlement Date of additional preference shares of the Issuer of the same class and entitling the holder thereof to the same rights as the preference shares of the Issuer delivered to Philips Networks in connection with the consummation of the transactions contemplated by the

Transaction Agreement with a fair market value on a fully-distributed basis equal to the Settlement Amount; provided that the Issuer shall not be entitled to satisfy its obligation to pay the Settlement Amount by issuing additional shares of Increasing Rate Preference Shares (as such term is defined in the Transaction Agreement).

             Fair Market Value of Additional Preference Shares.  The fair market
             -------------------------------------------------
value of any additional preference shares of the Issuer to be issued pursuant to
Section 8(b) or 9(a) hereof shall be determined as of the relevant Settlement Date in accordance with the procedure set forth in Section 7(c).

             Option to Settle in Ordinary Shares.  At any time after the Issuer
             -----------------------------------
consummates an initial public offering of its ordinary shares, the Issuer shall have the option, exercisable in the Issuer's sole discretion, to satisfy all or any portion of its obligation to pay the Settlement Amount to the Holder against surrender of this Agreement through the issuance on or prior to the Settlement Date of ordinary shares of the Issuer with a fair market value on a fully distributed basis equal to the Settlement Amount; provided that, notwithstanding the foregoing, the Issuer shall not be entitled to issue ordinary shares in order to satisfy the Settlement Amount unless there exists, on the date of such proposed issuance, a liquid market for such ordinary shares.

             Fair Market Value of Ordinary Shares.  The fair market value of any
             ------------------------------------
ordinary shares of the Issuer to be issued pursuant to Section 8(d) or 9(a) hereof shall be equal to the average of the closing price of the ordinary shares on the primary exchange on which such ordinary shares are traded for the thirty trading days on such exchange immediately preceding the third trading day preceding the issuance of such ordinary shares.

             Settlement in Other Securities.  If Issuer is unable to satisfy its
             ------------------------------
obligations to pay the Settlement Amount to the Holder in accordance with Sections 7(a), 7(b) or 7(d) hereof, then Issuer shall be entitled to satisfy its obligations to pay the Settlement Amount to the Holder against the surrender of this Agreement through the issuance or transfer on or prior to the Settlement Date to the Holder of readily marketable securities of UIHI, Issuer or any of their respective Affiliates, for which a liquid market exists, such securities to have a fair market value on a fully-distributed basis equal to the Settlement Amount.

             Determination of Fair Market Value.  The fair market value of any
             ----------------------------------
marketable securities issued pursuant to Section 8(f) hereof shall be equal to the closing prices of such securities on the primary exchange on which such securities are traded for the thirty trading days on such market immediately preceding the third trading day preceding the issuance of such securities.

             Interest.  To the extent that payment of the Settlement Amount in
             --------
connection with any exercise or deemed exercise has not been made on or prior to the relevant

Settlement Date, the Issuer shall be obligated to pay such unpaid Settlement Amount in cash and such obligation shall bear interest in cash from and after the Settlement Date until paid at a rate equal to the rate announced by ABN AMRO Bank N.V. on the Settlement Date as its prime lending rate for unsecured commercial loans within The Netherlands plus 4.00%.
                                        ----

    Section    Optional Redemption.  Redemption Right. The Issuer shall have the
               -------------------   ----------------
right at any time to redeem the Right, in whole but not in part, at a redemption price (the "REDEMPTION PRICE") equal to U.S. $30.0 million. The Redemption Price shall be payable by the Issuer either (w) in cash, (x) provided that the Issuer would be entitled to do so pursuant to Section 8(b) hereof, through the issuance of additional preference shares of the Issuer of the same class and entitling the holder thereof to the same rights as the preference shares of the Issuer delivered to Philips Networks in connection with the consummation of the transaction contemplated by the Transaction Agreement with a fair market value on a fully-distributed basis equal to the Redemption Price, (y) provided that the Issuer would be entitled to do so pursuant to Section 8(d) hereof, through the issuance of ordinary shares of the Issuer with a fair market value on a fully distributed basis equal to the Redemption Price, or (z) any combination thereof; provided that the fair market value of any additional preference shares or ordinary shares, as the case may be, to be issued pursuant to this Section 9(a) shall be determined as of the Redemption Date in accordance with the procedures set forth in Section 8(c) or Section 8(e) hereof, as the case may be.

               Redemption Date; Notice.  In case the Issuer shall desire to
               -----------------------
exercise its right to redeem the Right, the Issuer shall fix a date for redemption (the "REDEMPTION DATE") and the Issuer shall mail a notice of such redemption, at least 30 days and not more than 60 days prior to the date fixed for redemption, to the Holder. The notice of redemption to the Holder shall specify (i) the Redemption Date, (ii) that payment will be made upon presentation and surrender of this Agreement at a place designated in such notice and (iii) the amount of cash, additional preference shares and/or ordinary shares which will be paid in satisfaction of the Redemption Price.

               Payment; Default.  If notice of redemption has been given as
               ----------------
provided in Section 9(b), then, on presentation and surrender of this Agreement at the place designated therefor, this Right shall be redeemed by the Issuer at the Redemption Price. If the Redemption Price shall not be so paid upon surrender of this Agreement for redemption, the unpaid Redemption Price shall become immediately due in cash and shall bear interest in cash from and after the Redemption Date until paid at a rate equal to the rate announced by ABN AMRO Bank N.V. on the Redemption Date as its prime lending rate for unsecured commercial loans within The Netherlands plus 4.00%.
                                        ----

     Section    Miscellaneous.  Notices.  Except as otherwise expressly provided
                -------------   -------
herein, all notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by overnight courier, or mailed, or sent by telex, telegram or telecopier as follows:

               if to the Issuer, to:

                    United and Philips Communications B.V.
                    Fred. Roeskestraat 123
                    1076 EE Amsterdam
                    The Netherlands

                    Telephone:  (31-20) 578-9840
                    Telecopier: (31-20) 578-9871

                    Attention:  Senior Managing Director

               if to the Holder, to it at the address specified by the Holder to the Company from time to time;

or to such other Person or address as either party shall specify by notice in writing to the other party. Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third Business Day after the mailing thereof and unless if delivered by overnight courier, in which case, on the second Business Day after the dispatch thereof.

               Benefit of Agreement.  This Agreement shall inure to the benefit
               --------------------
of and be binding upon the parties hereto and their respective successors and assigns.

               No Waiver; Remedies Cumulative.  No failure or delay on the part
               ------------------------------
of the Holder in exercising any right, power or privilege hereunder and no course of dealing between the Issuer or any of its Subsidiaries and the Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or hereunder or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Holder would otherwise have. No notice to or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Holder to any other or further action in any circumstances without notice or demand.

               Governing Law; Submission to Jurisdiction; Venue.   (i) This
               ------------------------------------------------
Agreement and the legal relations between the Issuer and the Holder hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

          (ii) Each of the parties agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of New York or the United States District Court for the Southern District of New York and, by execution and delivery of this Agreement, each party hereby irrevocably submits itself in respect of its property, generally and unconditionally to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth above and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph (e) shall affect or eliminate any right to serve process in any other matter permitted by law.

               Headings Descriptive.  The headings of the several sections and
               --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

               Amendment or Waiver.  Subject to applicable law, this Agreement
               -------------------
may be amended, modified or waived only in a writing executed by the Issuer and the Holder.

               Counterparts.  This Agreement may be signed in two or more
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto executed this Agreement the day and year first written above.

                                                [UNITED AND PHILIPS
                                                 COMMUNICATIONS B.V.]


                                                By:___________________________
                                                   Name:
                                                   Title:


                                                By:___________________________
                                                   Name:
                                                   Title:

                                                PHILIPS MEDIA B.V.


                                                By:___________________________
                                                   Name:
                                                   Title:


                                                By:___________________________
                                                   Name:
                                                   Title:

                                                UNITED INTERNATIONAL HOLDINGS,
                                                 INC., as Guarantor


                                                By:___________________________
                                                Name:
                                                Title:

                                                                      SCHEDULE 1
                                                                      ----------



Gene W. Schneider
Mark L. Schneider
Albert M. Carollo
Lawrence J. DeGeorge
Joseph E. Giovanini
Curtis Rochelle



                                                                       EXHIBIT B
                                                                       ---------


                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of __________, 1997 by and between [United and Philips Communications B.V.] (the "COMPANY"), a private company with limited liability (besloten venootschap) organized under the laws of The Netherlands and Philips Media Networks B.V., a private company with limited liability (besloten venootschap) organized under the laws of The Netherlands (the "SHARE HOLDER").


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, this Agreement is made in connection with the Securities Purchase and Conversion Agreement (the "TRANSACTION AGREEMENT"), dated as of October 7, 1997, pursuant to which the Shareholder and certain of its Affiliates will surrender to the Company certain ordinary shares of the Company and the Company will cause such Shares to be converted into preference shares of the Company; and

          WHEREAS, in partial consideration of the Shareholder's surrendering such ordinary shares for conversion, the Company has agreed to issue to the Shareholder a stock appreciation right (the "SAR") pursuant to that certain Stock Appreciation Right Agreement between the Company and the Shareholder dated of even date herewith, which SAR may be settled in equity securities of the Company; and

          WHEREAS, the Company and the Shareholder desire to enter into this Agreement pursuant to which any Philips Person has the right to cause the Company, upon re quest, to register with the Commission or cause the qualification or listing with certain European securities regulatory authorities or exchanges certain securities of the Company owned by such Philips Person, subject to the terms of this Agreement; and

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Transaction Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties to this Agreement agree as follows:

          13.  Definitions.  Capitalized terms used herein and not defined
               -----------
herein shall have the meaning specified therefor in the Transaction Agreement. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

          (a)  "Affiliate" shall mean any Person that, directly or indirectly,
                ---------
through one or more intermediaries, controls, or is controlled by, or is under common control with, the Shareholder; provided, that notwithstanding any of the foregoing, UPC and its Controlled Affiliates shall be deemed not to be an Affiliate of any Philips Person.

          (b)  "Commission" shall mean the United States Securities and Exchange
                ----------
Commission or any other U.S. federal agency at the time administering the Securities Act.

          (c)  "Demand Registration"  shall have the meaning specified in
                -------------------
Section 3 hereof.

          (d)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, or any successor U.S. federal statute, and the rules and regulations of the Commission thereunder.

          (e)  "Managing Director's Certificate" shall mean a certificate signed
                -------------------------------
by any two Managing Directors (including any Senior Managing Director) of the Company.

          (f)  "Person" shall mean any individual, corporation, partnership,
                ------
trust, organization, association, governmental body or agency.

          (g)  "Philips Person" shall mean any or all of PENV, Philips Media,
                --------------
the Shareholder and any Affiliate of any of them who acquires any Registrable Securities from the Shareholder and any Philips Transferee, for so long as any such Person holds Registrable Securities.

          (h)  "Philips Transferee" shall have the meaning set forth in Section
                ------------------
10 hereof.

          (i)  "Piggy-Back Registration" shall have the meaning specified in
                -----------------------
Section 3 hereof.

          (j)  "Registrable Securities" shall mean (x) the Initial Preference
                ----------------------
Shares, to the extent that such Initial Preference Shares are not offered and sold to persons other than the Shareholder or its Affiliates on the Closing Date, or the Increasing Rate Preference Shares, as the case may be, (y) any and all Additional Preference Shares issued by the Company and (z) any and all UPC Ordinary Shares issued to Philips in settlement of the SAR, in each case together with any securities of UPC issued in respect thereof by way of stock dividend, stock split or other distribution, recapitalization, merger, consolidation, reclassification or otherwise. A Registrable Security shall cease being a Registrable Security when (i) such Registrable Security shall have been registered, listed or otherwise qualified and subsequently disposed of pursuant to this Agreement, (ii) such Registrable Security shall have been transferred and shall have become freely disposable by such transferee in the primary public market without restriction and any such subsequent disposition of any such Registrable Security shall not require any subsequent registration, listing or other qualification in such market or (iii) such Registrable Security shall have ceased to be outstanding.

          (k)  "Registration Expenses" shall have the meaning set forth in
                ---------------------
Section 6 hereof.

          (l)  "Requesting Holders"  shall have the meaning specified in Section
                ------------------
3 hereof.

          (m)  "Securities Act"  shall mean the Securities Act of 1933, as
                --------------
amended, or any successor U.S. federal statute, and the rules and regulations of the Commission thereunder.

          14.  Demand Registration.  (a)  Upon the written request of any
               -------------------
Philips Person (provided that such request may be made only with the prior written approval of the Shareholder at any time that the Shareholder or its Affiliates own any Registrable Securities) requesting that the Company effect the registration under the Securities Act, or the listing or other qualification for sale on any European exchange, of all or part of the Registrable Securities owned by such Philips Person, and specifying the intended method of disposition thereof (including the exchange or market through which such Philips Person intends to effect such disposition, if applicable), but subject to the limitations set forth herein, the Company will promptly (but in no event more than five Business Days after the receipt of such request) give written notice of such requested registration, listing or other qualification to all other Philips Persons, and the Company shall file with the appropriate authorities, self-regulatory organization or stock exchange, as promptly as practicable after sending such notice, and use its best efforts to cause to become effective, any necessary registration statement under the Securities Act or listing particulars or other appropriate documentation under applicable non-U.S. securities laws in order to be effectuate the offering and sale of:

          (i) the Registrable Securities which the Company has been so requested to register, list or otherwise qualify by such Philips Person, and

          (ii) all other Registrable Securities which the Company has been requested to register, list or otherwise qualify by any other Philips Person by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable

     Securities (including the exchange or market through which it intends to effect such disposition, if applicable)),

all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered, listed or otherwise qualified (a "DEMAND REGISTRATION"); provided, that (W) the Company shall not be obligated to file a registration statement, listing particulars or other similar document pursuant to this Section 2 on more than an aggregate of two occasions, (X) the Company shall not be obligated to file a registration statement, listing particulars or other similar document pursuant to this Section 2 unless the aggregate amount of Registrable Securities that any Philips Persons seek to register pursuant to this Section 2 constitutes the lesser of (i) at least 20% of all Registrable Securities initially held by Philips Persons, (ii) Registrable Securities with an aggregate proposed sales price of at least U.S. $10,000,000 and (iii) all of the remaining Registrable Securities then outstanding, (Y) UPC shall not be obligated to file a registration statement, listing particulars or other similar document pursuant to this Section 2 other than in the primary market for the Registrable Securities in respect of which the Demand Registration shall be made, if any, and if there is no primary market for such Registrable Securities, UPC shall be obligated to file a registration statement, listing particulars or other similar document pursuant to this Section 2 in the European or U.S. market through which the Philips Person intends to effect the disposition hereunder, and (Z) if, with respect to such requested registration, listing or other qualification, the managing underwriter, the appropriate authorities, self-regulatory organization or stock exchange, the Securities Act or the rules and regulations thereunder, or applicable [non-U.S.] securities laws, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case such registration, listing or other qualification may be delayed until the completion of such regular audit and the filing of such audited financial statements with the appropriate authorities, self-regulatory organization or stock exchange (unless each of the Philips Persons involved in the registration agrees to pay the pro rata share, based on the number of Registrable Securities that such Philips Person has requested be registered, of the Company's expenses in connection with such a special audit). The Company shall not allow any other Person other than a Philips Person or the Company to include any securities in such Demand Registration.

          (b) If the Philips Persons requesting a Demand Registration so elects (provided that such election, including the choice of underwriter, may only be made with the prior written approval of the Shareholder at any time the Shareholder or its Affiliates own any Registrable Securities), a Demand Registration pursuant to this Section 2 shall be in the form of an underwritten offering through two co-underwriters which shall be an investment banking firm or firms of established reputation one of which shall be designated by the Philips Persons demanding such registration designation and the other of which shall be designated by the Company. If a Demand Registration pursuant to this
Section 2 involves an underwritten offering and the managing underwriter advises the Shareholder and the Company in writing that, in its opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of the Registrable Securities to be offered, then the Company will include in such Demand Registration (i) first, 100% of the Registrable Securities which the Shareholders and its Affiliates requested to be included in such Demand Registration (or such lesser number of Registrable Securities which is equal to the number which, in the opinion of the managing underwriter, can be sold) and
(ii) second, any additional number of Registrable Securities which, in the opinion of the managing underwriter, can be sold, such number to be allocated pro rata among all requesting Philips Persons (other than the Shareholder and its Affiliates referred to in clause (i) above) on the basis of the relative number of Registrable Securities then held by each such holder (provided that any shares thereby allocated to any such holder that exceed such holder's request shall be reallocated among the remaining requesting holders of Registrable Securities in like manner). In the event that the number of Registrable Securities requested to be included in such Demand Registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such Demand Registration such number of securities of the Company to be sold on behalf of the Company as, in the opinion of the managing underwriter, can be sold without a significant adverse effect on the price, timing or distribution of the Registrable Securities to be offered.

          (c) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 120 days, which may not thereafter be extended) the filing of any registration statement, listing particulars or other similar documentation otherwise required to be prepared and filed by it pursuant to
Section 2(a) hereof if, at the time it receives a request for such registration, listing or other qualifications, the Supervisory Board of the Company determines in good faith that such offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company, in which case the Company shall have furnished to holders of Registrable Securities requesting such Demand Registration a Managing Director's Certificate to that effect; provided, that the Company shall not exercise the right to postpone any registration, listing or other qualification pursuant to this Section 2(c) more than once in any 12 month period. After such period of postponement the Company shall effect such registration, listing or other qualification as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn.

          (d) Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement, listing particulars or similar document at the request of any Philips Person if the Company and such Philips Person shall have received an opinion of counsel reasonably satisfactory in form and substance to such Philips Person and the Company to the effect that (i) the disposition of such Registrable Securities in the manner and upon the same terms and conditions (including pricing terms) proposed by such Philips Person may be effected without registration, listing or other qualification under statutes, laws, rules and regulations of any governmental authority or self-regulatory organization with authority to supervise or regulate the primary market in which the Company's shares are traded; provided, that the Registrable Securities so disposed of would be unrestricted with respect to resale under such statutes, laws, rules and regulations in the hands of a transferee who is not an Affiliate of the Company.

          15.  Piggy-back Registration.
               -----------------------
      (a) If the Company shall at any time propose to file a registration statement under the Securities Act or a listing application or other qualification documents in respect of any non-U.S. offering for an offering of securities of the Company for cash (other than an offering relating to (i) a business combination or (ii) an employee benefit plan), the Company shall provide prompt written notice of such proposal, in any event, not less than 30 days before the anticipated filing date (or such earlier date as any applicable law, statute, rule or regulation may require in order to enable any Philips Person to elect to exercise its rights under this Section 3), to all Philips Persons of its intention to do so and of such Philips Persons' rights under this
Section 3. The Company shall use its best efforts to include such number of Registrable Securities in such registration statement, listing particulars or other qualification document which the Company has been requested to register, list or qualify by any Philips Persons (a "PIGGY-BACK REGISTRATION"), which request shall be made to the Company within 15 days after such Philips Persons receive notice from the Company of such proposed registration, listing or qualification; provided, that (i) if, at any time after giving written notice of its intention to register, list or qualify any such securities and prior to the effective date of the registration statement listing particulars or other qualification document filed in connection with such registration, listing or qualification, the Company shall determine for any reason not to register, list or qualify such securities, the Company may, at its election, give written notice of such determination to each Philips Person and, thereupon, shall be relieved of its obligation to register, list or qualify any Registrable Securities in connection therewith (but not from its obligation to pay the Registration Expenses referred to in Section 6 incurred in connection therewith), and (ii) if such Piggy-Back Registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the Company's registration, listing or other qualification must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. Any Philips Person requesting pursuant to this Section 3 to be included in a Piggy-Back Registration may elect, in writing prior to the effective date of the registration statement, listing particulars or other qualification document filed in connection with such registration, listing or other qualification, not to register, list or qualify such securities in connection with such registration, listing or other qualification.

          (b) If a registration, listing or other qualification pursuant to this Section 3 involves an underwritten offering as to which any Philips Person has requested a Piggy-Back Registration and the managing underwriter reasonably and in good faith advises the Company in writing that, in its opinion, the number of securities to be included in such offering exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of such offering, then (A) if such offering is a primary offering on behalf of the Company, the number of securities which all holders of the Company's securities requested to be included in such offering shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such holder to be included until the number of securities to be included in such offering no longer exceeds the number which can be sold in such offering or (B) if such offering is a secondary offering on behalf of the holders of the Company's securities other than Registrable Securities (the "REQUESTING HOLDERS"), (x) first, the number of securities which the Company seeks to register, list or qualify, if any, shall be reduced until the number of securities to be included in such Piggy-Back Registration no longer exceeds the number which can be sold in such offering, (y) second, the number of securities which the Company's security holders other than the Requesting Holders requested to be included in such offering shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such holder to be included until the number of securities to be included in such offering no longer exceeds the number which can be sold in such offering and (z) third, the number of securities which the Requesting Holders requested to be included in such offering shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such Requesting Holder until the number of securities to be included in such Piggy-Back Registration no longer exceeds the number which can be sold in such offering.

          (c)  No registration, listing or qualification effected under this
Section 3 shall be deemed to have been effected pursuant to Section 2 hereof or shall release the Company of its obligation to effect any registration, listing or qualification upon request under Section 3 hereof.

          16.  No Inconsistent Agreements.  The Company will not enter into any
               --------------------------
agreement with respect to its securities which is inconsistent with the rights granted to the Philips Persons by this Agreement.

          17.  Registration Procedures.  Whenever any Registrable Securities are
               -----------------------
to be registered, listed or otherwise qualified pursuant to Section 2 or 3 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission and/or each other applicable non-U.S. securities regulatory authority as soon as practicable but not later than 90 days after a receipt of a request to register, list or otherwise qualify such securities, a registration statement, listing particulars or other qualification document with respect to such Regis trable Securities on a form appropriate for such registration, listing or qualification and reasonably acceptable to the Philips Person requesting such registration, listing or qualification and use its best efforts to cause such registration statement, listing particulars or other qualification document to become effective; provided that before filing a registration statement, listing particulars or other qualification document, or prospectus, offering circular or other similar document or any amendments or supplements thereto, the Company will furnish to any Philips Person requesting such registration, listing or other qualification pursuant to Section 2 or 3 of this Agreement and the underwriters, if any, draft copies of all such documents proposed to be filed at least ten (10) business days prior thereto, which documents will be subject to the reasonable review of such Philips Persons, the underwriters, if any, and their respective agents and representatives, and the Company will not file any registration statement, listing particulars or other qualification document or amendment or supplement thereto or any prospectus, offering circular or other similar document or any amendment or supplement thereto (including such documents incorporated by reference) to which any such Philips Person shall reasonably object;

          (b) advise the Philips Persons requesting such registration, listing or qualification and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the registration statement, listing particulars or other qualification document or any amendment thereto has been filed or becomes effective, or any prospectus, offering circular or similar document or any amendment or supplement to such prospectus, offering circular or similar document has been filed, (ii) of any request by the Commission or any non-U.S. securities regulatory authority for amendments or supplements to the registration statement, listing particulars or other qualification document or any prospectus, offering circular or similar document or for additional information, (iii) of any stop order issued or threatened by the Commission or any non-U.S. securities regulatory authority in connection therewith,
     (iv) if at any time the representations and warranties of the Company contemplated by Section 8 cease to be true and correct and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (c) use its best efforts to prevent the entry by the Commission or any other U.S. securities regulatory authority of any stop order or to remove it if entered;

          (d) prepare and file with the Commission or any non-U.S. securities regulatory authority such amendments, post-effective amendments and supplements to such registration statement, listing particulars or other qualification document and any prospectus, offering circular or similar document used in connection therewith as may be necessary to keep such registration statement, listing particulars or other qualification document effective for a period of not less than 120 days (or such shorter period as will terminate at such time as all Registrable Securities covered by such registration, listing particulars or other qualification document have been sold or withdrawn, but not prior to (i) the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable, and (ii) any other minimum period under other applicable laws) to be supplemented as necessary or advisable under applicable law, and comply with the provisions of all applicable laws, rules and regulations (including, but not limited to the rules and regulations of any stock exchange or self-regulatory organization) with respect to the disposition of all securities covered by such registration statement, listing particulars or other qualification document during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, listing particulars or other qualification document;

          (e) furnish to each Philips Person requesting such registration, listing or other qualification and the underwriter or underwriters, if any, without charge, one signed copy and such number of conformed copies of such registration statement, listing particulars or other qualification document, each amendment and supplement thereto, any prospectus, offering circular or similar document included in such registration statement, listing particulars or other qualification document (including each preliminary prospectus, offering circular or similar document) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Philips Person or such underwriter may reasonably request to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the prospectus, offering circular or similar document (including any preliminary prospectus, offering circular or similar document) and any amendment or supplement thereto by the Philips Persons requesting such registration and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus, offering circular or similar document or any amendment or supplement thereto);

          (f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities laws, rules and regulations (including rules and regulations of stock exchanges and self-regulatory organizations) of such jurisdictions (including, but not limited to, the individual states of the United States) as the Philips Persons requesting such registration may reasonably request and do any and all other acts and things that may reasonably be necessary or advisable to enable such Philips Persons to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Philips Persons (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (g) notify the Philips Persons requesting such registration, listing or other qualification, at any time when a prospectus, offering circular or similar document relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus, offering circular or similar document included in such registration statement, listing particulars or other qualification document (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as practicable thereafter, prepare and file with the Commission a supplement or amendment to such prospectus, offering circular or similar document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus, offering circular or similar document will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (h) make generally available to its security holders financial statements satisfying the provisions of any applicable securities laws or regulations;

          (i) cause all such Registrable Securities to be listed or admitted for trading on each securities exchange or quotation system on which securities issued by the Company that are of the same class as the Registrable Securities are then listed or admitted;

          (j) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement, listing particulars or other qualification document;

          (k) make available for inspection by any Philips Person requesting such registration, listing or other qualification, any underwriter participating in any disposition pursuant to such registration statement, listing particulars or other qualification document and any attorney, accountant or other agent retained by any such Philips Person or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent certified public accountants to supply all information reasonably requested by any such Philips Person, underwriter, attorney, accountant or agent in connection with such registration statement, listing particulars or other qualification document;

          (l) use its best efforts to cause such Registrable Securities covered by such registration statement, listing particulars or other qualification document to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (m) obtain a "cold comfort" letter and updates thereof from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of the Registrable Securities being sold reasonably request;

          (n) if underwriters are engaged in connection with any registration, listing or qualification referred to in this Agreement, the Company shall enter into underwriting or other agreements providing indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters; and

          (o) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request to expedite or facilitate the disposition of such Registrable Securities.

          The Company may require each Philips Person requesting a registration, listing or other qualification pursuant to Section 2 or 3 to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Philips Person and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each such Philips Person agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

          Upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 5, the Philips Persons selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of the copies of the supplemented or amended prospectus, offering circular or other offering document contemplated by subsection (g) of this Section 5 or until such Philips Persons are advised in writing (the "ADVICE") by the Company that the use of such prospectus, offering circular or other offering document may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, offering circular or other offering document and, if so directed by the Company, such Philips Persons will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession of the prospectus, offering circular or other offering document covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time period mentioned in the subsection (d) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Philips Person shall have received the copies of the supplemented or amended prospectus, offering circular or other offering document contemplated by subsection (g) of this Section 5 or the Advice.

          18.  Registration Expenses.  All expenses incident to the Company's
               ---------------------
performance of or compliance with this Agreement, including, without limitation, all Commission and securities exchange or self-regulatory organization registration and filing fees, fees and expenses of compliance with securities laws of any jurisdiction (including reasonable fees and disbursements of counsel in connection with qualifications of the Registrable Securities), rating agency fees, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed and reasonable fees and disbursement of counsel for the Company and its independent certified public accountants (including the expenses of any "cold comfort" letters required by or incident to such performance), insurance for liabilities under the Securities Act (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and any "road show" expenses incurred by the Company or any UIHI Party (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company; provided, that "Registration Expenses" shall not include, and the Company shall not be responsible for, any (x) underwriting fees, discounts or commissions (including selling commissions) attributable to the sale of Registrable Securities, (y) any printing expenses incurred in any Demand Registration and (z) any Philips Person's own (1) legal fees and expenses, (2) accountants' fees and expenses amd special audit expenses incurred by the Company and (3) "road show" and other out-of-pocket expenses, all of which shall be paid by the Philips Persons requesting such registration.

          19.  Term.  For so long as any Philips Person owns any shares of the
               ----
Registrable Securities, the rights and obligations of such Philips Person under this Agreement shall remain in effect.

          20.  Underwritten Offerings.  (a)  Any Philips Person (provided that,
               ----------------------
such demand may be made only with the prior written approval of the Shareholder at any time that the Shareholder or any of its Affiliates owns any Registrable Securities) may require that any Demand Registration be an underwritten offering. In the event such an offering is an underwritten offering, the Company will enter into an underwriting agreement with the managing underwriter or underwriters for such offering (which managing underwriter or underwriters shall be an investment banking firm or firms of established reputation designated by the Philips Person so requiring such underwriting (and the Shareholder, at any time that the Shareholder or any of its Affiliates own any Registrable Securities and reasonably acceptable to the Company), such agreement to be in form and substance satisfactory to the Philips Person so requiring such underwriting (and the Shareholder, at any time that the Shareholder or any of its Affiliates own any Registrable Securities) in its reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of such type. Philips Persons selling Registrable Securities in such offering shall be party to such underwriting agreement and may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Philips Persons and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Philips Persons. No Philips Person shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Philips Person, its ownership of Registrable Securities and its intended method of distribution and any other representation required by law.

          (b) No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          21.  Indemnification.    (a)  The Company agrees to indemnify and hold
               ---------------
harmless each Philips Person and the officers, directors, employees, representatives, agents, advisors of each Philips Person whose Registrable Securities are being disposed of in the Demand Registration or Piggy Back Registration in question (including, but not limited to any placement agent or underwriter of any Registrable Securities) each Affiliate of a Philips Person and each person who controls any such Philips Person within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person, a "CONTROL PERSON") against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) (collectively, "DAMAGES") to which they may become subject, under the laws (including, but not limited to, the securities laws) of the United States or any other jurisdiction, insofar as such Damages (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering memorandum, offering circular, listing particulars or similar document (either in preliminary or final form) used in connection with the disposition of Registrable Securities by any such Philips Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Philips Person and/or the officers, directors, employees, representatives, agents, advisors (including, but not limited to any placement agent or underwriter of any Registrable Securities) each Affiliate of any Philips Person and Control Persons of such Philips Person for any other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission by any Philips Person contained in any registration statement, prospectus, offering memorandum, offering circular or similar document (either in preliminary or final form) used in connection with the disposition of the Registrable Securities or any amendment or supplement thereto in reliance upon and in conformity with information furnished by such Philips Person to the Company expressly for use therein, which information was not corrected in a subsequent writing by such Philips Person prior to or concurrently with the sale of the Registrable Securities to the Person asserting the loss, claim, damage, liability or expense.

          (b) Each Philips Person whose Registrable Securities are sold in an offering pursuant to Section 2 or 3 hereof, severally but not jointly agrees to indemnify and hold harmless, the Company, the other Philips Persons whose Registrable Securities are sold in such offering, their respective officers, directors, employees, representatives, agents and advisors, their respective Affiliates and each Control Person thereof against all Damages to which they may become subject, under the laws (including, but not limited to, the securities laws) of the United States or any other jurisdiction, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering memorandum, offering circular, listing particulars or similar document (either in preliminary or final form) used in connection with the disposition of Registrable Securities by such Philips Person, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Company, the other Philips Persons whose Registrable Securities are sold in such offering, their respective officers, directors, employees, representatives, agents and advisors, their respective Affiliates and each Control Person thereof for any other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided that each such Philips Person shall be liable in any such case to the extent, but only to the extent, that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission by any Philips Person that was made in any such registration statement, prospectus, offering memorandum, offering circular, listing particulars or similar document (either in preliminary or final form) used in connection with the disposition of Registrable Securities or any amendment or supplement thereto in reliance upon and in conformity with information furnished by such Philips Person to the Company expressly for use therein, which information was not corrected in a subsequent writing by such Philips Person prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action threatened or commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of the indemnity agreement provided in this Section 9. In case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against an indemnified party, the indemnifying party shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense, of any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by the indemnifying party and approved by the indemnified party. If the indemnifying party does not elect within a reasonable time after receipt of such notice to assume the defense of any such claim, the indemnified party shall be entitled to assume the control of such defense, in which case the fees and expenses incurred by such indemnified party in the conduct of such defense, including the reasonable fees and expenses of counsel, shall be reimbursed by the indemnifying party as the same are incurred from time to time by such indemnified party. If the indemnifying party elects to assume the defense and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party; provided, however, that such indemnified party shall have the right to employ counsel to represent it or any Person who controls it who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of the indemnified party's counsel, there may be a conflict of interest between the indemnifying party and the indemnified party, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel for an indemnified party (in addition to local counsel) in connection with any one action. The indemnifying party shall not, without the written consent of each relevant indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not any such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of each such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8.4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any Damages (or actions in respect thereof) referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such Damages (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnifying party and the indemnified parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the indemnified parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the Damages (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages which such indemnified party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          22.  Philips Transferees.  Any Person acquiring any Registrable
               -------------------
Securities from the Sellers or an Affiliate of any Seller, except for transferees acquiring Registrable Securities in an offering which causes such Registrable Securities to no longer qualify as Registrable Securities pursuant to this Agreement, may elect, within 30 days of the date of the transfer to it of such Registrable Securities, to become a party to this Agreement (each such Person a "PHILIPS TRANSFEREE"). Each such Philips Transferee shall be bound by the terms of this Agreement and shall hold such Registrable Securities with all the rights conferred, and subject to all obligations and restrictions imposed, hereby.

          23.  Covenants Relating to Securities Act Rules 144 and 144A.  The
               -------------------------------------------------------
Company covenants that it shall use its best efforts to file the reports required to be filed by it under the Exchange Act and the rules and regulations of the Commission thereunder for so long as the Company is obligated to file such reports or, if the Company ceases to be required to file such reports, it shall, upon the request of any Philips Person, make publicly available other information so that Rule 144 shall be available to Philips Persons, and it shall, if feasible, take such further action as any Philips Person may reasonably request, all to the extent required from time to time to enable such Philips Persons to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Philips Person, the Company shall deliver to such Philips Person a written statement as to whether it has complied with such requirements.

          12.  Miscellaneous.  (a)  Remedies for breach by the Company of its
               -------------
obligations to register the Registrable Securities shall be as set forth herein. Each Philips Person, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and each Philips Person; provided, that, in the case of any waiver, such waiver need only be executed by any Philips Persons affected by such waiver. Each Philips Person shall be bound by an amendment or waiver authorized by this Section 12(b), whether or not any Registrable Securities shall have been marked to indicate such consent.

          (c) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          (d) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (e) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (f) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (g) The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the law of the State of New York without regard to the conflicts of laws provisions of such state.

          (h) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, or by courier guaranteeing overnight delivery as follows:

               (i)  if to the Shareholder, at:

                    Philips Media Networks B.V.
                    P.O. Box 218
                    5600 MD Eindhoven
                    The Netherlands

                    Attention:  Corporate Legal Department

                    White & Case
                    1155 Avenue of the Americas
                    New York, New York 10036

                    Attn:  William F. Wynne, Jr., Esq.

                    Tel:  (212) 819-8200
                    Fax:  (212) 354-8113

               (ii) if to any other Philips Person, at the most current address given by such Philips Person to the Company; and

              (iii) if to the Company, at:

                    [United and Philips Communications B.V.]
                    Fred. Roeskestraat 123
                    1076 EE Amsterdam
                    The Netherlands

                    Attn:  President and Legal Department

                    Tel:  (31-20) 578-9840
                    Fax:  (31-20) 578-9841
               with a copy to:

                    Holme Roberts & Owen LLP
                    Suite 4100, 1700 Lincoln
                    Denver, Colorado 80203

                    Attn:  W. Dean Salter, Esq.

                    Tel:  (303) 861-7000
                    Fax:  (303) 866-0200

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; upon confirmation of transmission, if by facsimile transmission; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

          IN WITNESS WHEREOF, the parties have duly signed this Agreement as of the day and year first above written.


                         [UNITED AND PHILIPS COMMUNICATIONS
                           B.V.]


                         By___________________________
                             Name:
                             Title:



                         By___________________________
                             Name:
                             Title:



                         PHILIPS MEDIA NETWORKS B.V.


                         By____________________________
                             Name:
                             Title:


                         By____________________________
                             Name:
                             Title:

                                                                         ANNEX A
                                                                         -------



THE UNDERSIGNED hereby elects to become a party to the Registration Rights Agreement dated as of July __, 1997 initially between [United and Philips Communications B.V.] and Philips Media Networks B.V. pursuant to Section 10 of such Agreement.


                              [Name of Philips Transferee]



                              By_________________________
                                 Title:



Date:____________________

                                                                       EXHIBIT C
                                                                       ---------


                                   [Omitted]

                                                                       EXHIBIT D
                                                                       ---------


                                   [Omitted]

                                      D-1